                                                    Exhibit 4 (A)











                AMOCO FABRICS AND FIBERS COMPANY

                  SALARIED 401(k) SAVINGS PLAN


                   Effective January 1, 1996

                AMOCO FABRICS AND FIBERS COMPANY
                  SALARIED 401(k) SAVINGS PLAN

                       TABLE OF CONTENTS


                                                             Page
I    INTRODUCTION
           1.1                                    Effective Date   1
           1.2                    Compliance with Code and ERISA   1
           1.3                 Exclusive Benefit of Participants   1
           1.4              Limitation on Rights Created by Plan   1
           1.5                       Application of Plan's Terms   1
           1.6                           Benefits Not Guaranteed   2

II   DEFINITIONS
           2.1                                Affiliated Company   3
           2.2                                             Amoco   3
           2.3                                 Amoco Corporation   3
           2.4                           Applicable Compensation   3
           2.5                                       Beneficiary   4
           2.6                                   Casual Employee   4
           2.7                                              Code   4
           2.8                                          Employer   4
           2.9                                        Entry Date   4
           2.10                                            ERISA   4
           2.11                      Highly-Compensated Employee   4
           2.12                                  Hour of Service   6
           2.13                                  Hourly Employee   6
           2.14                               Part-Time Employee   6
           2.15                                      Participant   6
           2.16                                             Plan   7
           2.17                                        Plan Year   7
           2.18                            Pre-Tax Contributions   7
           2.19                                 Regular Employee   7
           2.20                                Salaried Employee   7
           2.21                                          Spouse.   7
           2.22                               Temporary Employee   7
           2.23                                  Trust Agreement   7
           2.24                                     Trust Fund.    7
           2.25                                         Trustee    7

III  PARTICIPATION
           3.1                                   Eligible Class.    9
           3.2                                     Participation   10
           3.3                              End of Participation   10
           3.4                     Reentry of Former Participant   10

IV   PRE-TAX CONTRIBUTIONS BY PARTICIPANTS
           4.1                             Pre-Tax Contributions   11
           4.2               Procedure for Pre-Tax Contributions   11
           4.3               Collection of Pre-Tax Contributions   11
           4.4                   Change in Pre-Tax Contributions   11
           4.5 401(k) Pre-Tax Contributions Limitation 12 4.6Maximum Amount of Participant Pre-Tax Contributions 13
           4.7                     Direct Rollover Contributions   13

V    COMPANY MATCHING CONTRIBUTIONS
           5.1                    Company Matching Contributions   15
           5.2                              Time of Contribution   15
           5.3        Section 415 Annual Contribution Limitation   15
           5.4                      Combined Benefit Limitations   16
           5.5         Limitation on Allocation of Contributions   16
           5.6 Allocation of Earnings to Distributions of Excess
                                                   Contributions   17
           5.7            Multiple Use of Alternative Limitation   17
           5.8                         No Interest in Company.     18

VI   ACCOUNTS AND CREDITS
           6.1                         Establishment of Accounts   19
           6.2     Crediting Participants' Pre-Tax Contributions   19
           6.3                  Crediting Matching Contributions   19
           6.4                               Crediting Rollovers   19
           6.5                                Charge to Accounts   19

VII  INVESTMENT FUNDS AND CREDITING INVESTMENT EXPERIENCE
           7.1                                  Investment Funds   20
           7.2   Investment Directions and Transfers Among Funds   20
           7.3                               Valuation of Assets   21
           7.4                   Crediting Investment Experience   21

VIII LOANS TO PARTICIPANTS
           8.1Plan Administrator Shall Administer the Loan Program 23
           8.2                             Availability of Loans   23
           8.3                                Conditions of Loan   23
           8.4                              Accounting for Loans   25

IX   IN-SERVICE WITHDRAWALS
           9.1                 Withdrawals From Rollover Account   26
           9.2     Withdrawals From Pre-Tax Contribution Account   26
           9.3    Order of Asset Liquidation for All Withdrawals   27
X    DISTRIBUTIONS
           10.1                                    Distributions   28
           10.2 Termination of Employment Prior to Retirement or
                                                           Death   28
           10.3                                     Reemployment   31
           10.4                                  $3,500 Cash-Out   31
           10.5                       Required Distribution Date   31
           10.6         Distribution Upon Death of a Participant   32
           10.7                       Rehire Before Distribution   33
           10.8                          Waiver of 30-Day Notice   33

XI   DIRECT ROLLOVERS
           11.1                                  Direct Rollover   34
           11.2                                      Definitions   34

XII  AMENDMENT, MERGER AND TERMINATION OF PLAN
           12.1                                Amendment of Plan   36
           12.2                                  Merger of Plans   36
           12.3                                      Termination   36
           12.4                            Effect of Termination   36

XIII NAMED FIDUCIARIES
           13.1                    Identity of Named Fiduciaries   38
           13.2           Responsibilities and Authority of Plan
                                                   Administrator   38
           13.3        Responsibilities and Authority of Trustee   38
           13.4                        Responsibilities of Amoco   38
           13.5                      Responsibilities Not Shared   38
           13.6                Dual Fiduciary Capacity Permitted   39
           13.7                                Actions by Amoco.   39
           13.8                                           Advice   39

XIV  PLAN ADMINISTRATOR
           14.1                                      Appointment   40
           14.2                                Notice to Trustee   40
           14.3                          Administration of Plan.   40
           14.4                         Reporting and Disclosure   40
           14.5                                          Records   40
           14.6                         Claims Review Procedure.   40
           14.7       Administrative Discretion; Final Authority   41

XV   PARTICIPATING EMPLOYERS
           15.1                      Adoption by Other Employers   42
           15.2                             Designation of Agent   42
           15.3                               Employee Transfers   42
           15.4                  Discontinuance of Participation   42
           15.5Participating Employer Contribution for Affiliate   42

XVI  MISCELLANEOUS
           16.1              Qualified Domestic Relations Orders   43
           16.2                        Nonalienation of Benefits   43
           16.3               Payment of Minors and Incompetents   43
           16.4                         Current Address of Payee   43
           16.5            Disputes over Entitlement to Benefits   44
           16.6                              Payment of Benefits   44
           16.7                                 Plan Supplements   44
           16.8                            Rules of Construction   44
           16.9                                    Text Controls   44
           16.10                            Applicable State Law   45
           16.11                    Plan Administration Expenses   45
           16.12             Voting and Tendering of Amoco Stock   45
           16.13                               Action by Company   46

SUPPLEMENT A
         Special Rules for Top-Heavy Plans                        A-1

                           ARTICLE I

                         INTRODUCTION



      1.1   Effective  Date.  Amoco Fabrics  and  Fibers  Company

established the Amoco Fabrics and Fibers Company Salaried  401(k)

Savings Plan ("Plan") effective as of January 1, 1996.

      1.2  Compliance with Code and ERISA.  This Plan is intended to qualify as a profit-sharing plan under Code Section 401(a) and a  cash or deferred arrangement under Code Section 401(k).  It is also  intended to comply with the applicable provisions of ERISA.

The Plan will be interpreted in a manner that comports with these intentions.

     1.3  Exclusive Benefit of Participants.  The Plan is for the

exclusive   benefit  of  Participants  and  their  Beneficiaries.

Employer and Participant contributions are made to the Trust Fund for  the  purpose  of  accumulating a fund  for  distribution  to

Participants and their Beneficiaries in accordance with the Plan.

Except  as provided in Section 5.6, no part of the Trust Fund  or any  distribution  therefrom will be  used  for  or  diverted  to purposes other than for the exclusive benefit of Participants and their  Beneficiaries  and defraying the  reasonable  expenses  of administering the Plan and Trust Fund not paid by the Employer.

       1.4   Limitation  on  Rights  Created  by  Plan.   Nothing

appearing  in the Plan will be construed (a) to give  any  person any  benefit,  right  or  interest except as  expressly  provided herein, or (b) to create a contract of employment or to give  any

Employee  the  right to continue as an Employee or to  affect  or modify his terms of employment in any way.

      1.5   Application of Plan's Terms.  The benefits and rights

of  a  Participant and his Beneficiaries under the Plan  will  be determined in accordance with the terms of the Plan that  are  in effect  on the date that contributions on a Participant's  behalf are  made  or  credited to his Accounts or on  the  date  of  the

Participant's   retirement,  death  or   other   termination   of

employment, whichever may be applicable.

      1.6  Benefits Not Guaranteed.  The Employer and the Trustee

do  not  guarantee  the payment of benefits hereunder.   Benefits

will be paid from the assets of the Trust Fund and are limited to the amount of assets therein.

                           ARTICLE II

                          DEFINITIONS



      This article contains a number of definitions of terms used in  the Plan.  Other terms are defined, explained or clarified in

other   articles.    This  is  done  for  convenience   of   plan

administration.  There is no other significance to  the  location of a definition.

     2.1  "Affiliated Company" means (i) any corporation (foreign or  domestic) controlled by, controlling or under common  control with Amoco Corporation, by ownership, direct or indirect, of more than eighty percent (80%) of the voting stock thereof, and any of their respective successors in business; (ii) a trade or business which is under common control (as defined in Code Section 414(c))

with Amoco Corporation; (iii) a corporation, partnership or other entity  which, together with Amoco, is a member of an  affiliated service  group (as defined in Code Section 414(m));  or  (iv)  an organization  which  is  required to  be  aggregated  with  Amoco pursuant to regulations promulgated under Code Section 414(o).

      2.2   "Amoco"  means Amoco Fabrics and  Fibers  Company,  a

Delaware Corporation, or its successor.

     2.3  "Amoco Corporation" means Amoco Corporation, an Indiana

Corporation, or its successor.

      2.4   "Applicable Compensation" of a Participant means  his

total    salary,   wages   and   commissions;   overtime;   shift

differentials; bonuses, including bonuses in the form of  premium pay  for  services  rendered outside of normal working  hours  or conditions;  and  variable incentive payments, paid  to  him  for services  rendered to an Employer, before reduction for any  pre-

tax  contributions  he elected under section  4.1  and  any  Code

Section  125  cafeteria plan, but excluding any compensation  for any year in excess of $150,000 (or such greater amount as may  be determined  by  the  Commissioner of Internal  Revenue  for  that year).

      2.5   "Beneficiary" means a person or persons  (natural  or

otherwise) designated by a Participant in accordance with Section

10.6 (b) to receive any death benefit payable under this Plan, or if there is no such designation, the person (natural or otherwise entitled) to receive any death benefit in accordance with Section

10.6 (c).

      2.6   "Casual Employee" means a person who is employed  for

work  which is irregular or occasional in nature, and  who  works the  schedule of hours (either daily or weekly) in effect at  the place of employment for employees regularly assigned to the  same or similar work.

      2.7   "Code"  means the Internal Revenue Code of  1986,  as

amended  from time to time, or any successor statute  enacted  in its place.

      2.8   "Employer" means Amoco or any successor organization,

and  any  other  entity of Amoco that adopts  the  Plan  for  its

Employees  with the consent of Amoco in accordance  with  Section

15.   The term "Employer" may refer to each Employer individually or to all the Employers collectively, as the context may require.

      2.9  "Entry Date" means the date an Employee is eligible to participate in the Plan pursuant to Section 3.2 and Section 3.4.

      2.10  "ERISA" means the Employee Retirement Income Security

Act  of  1974,  as  amended from time to time, or  any  successor statute enacted in its place.

      2.11  "Highly-Compensated Employee" means  any  present  or former  employee who, during the current or immediately preceding plan year:

                     (a)   was a five percent (5%) owner  of  the

               company  at  any  time during  the  "determination

               year" or "look-back year";

                     (b)   received  annual compensation  from  a

               participating Employer of more than $75,000 during

               the  "look-back year" (or such greater  amount  as

               may  be determined by the Commissioner of Internal

               Revenue for that year);

                     (c)  received annual compensation during the

               "look-back year" from a participating Employer  of

               more  than $50,000 (or such greater amount as  may

               be  determined  by  the Commissioner  of  Internal

               Revenue  for  that year) and was in  the  top-paid

               twenty percent (20%) of the employees; or

                     (d)   was  an  officer  of  a  participating

               Employer  during  the "look-back  year"  receiving

               annual  compensation greater  than  fifty  percent

               (50%)  of  the limitation in effect under  Section

               415(b)(1)(A)   of  the  Internal   Revenue   Code;

               provided,  that for purposes of this  subparagraph

               (d), no more than 50 employees of the company  (or

               if  lesser,  the  greater of 3  employees  or  ten

               percent  (10%) of the employees) shall be  treated

               as officers.

For  purposes  of  subsection 2.11, 4.5 and  5.5,  an  employee's compensation  means  his  total cash  compensation  for  services rendered  to a participating Employer as an employee,  determined in accordance with Section 415(c)(3) of the Internal Revenue Code

and   the   regulations   thereunder,   but   including   Pre-Tax

Contributions he had elected under subsection 4.1  and  any  Code

Section 125 cafeteria plan.

     The term highly-compensated employee also includes employees who  are  both described in the preceding sentence  if  the  term

"determination year" is substituted for the term "look-back year"

and  the  employee is one of the 100 employees who  received  the most  compensation  from  a  participating  Employer  during  the determination year.  The "look-back year" shall be  the  calendar year  ending  with or within the Plan Year for which  testing  is being  performed,  and the "determination year"  (if  applicable)

shall  be  the period of time, if any, which extends  beyond  the

"look-back  year" and ends on the last day of the Plan  Year  for which testing is being performed (the "lag period").  If the "lag period"  is  less  than twelve months long, the dollar  threshold amounts  specified in this section shall be prorated  based  upon the number of months in the "lag period".

      If an employee is, during a determination year or look-back year, a family member of either a five percent (5%) owner who  is an active or former employee or a highly-compensated employee who is  one of the 10 most highly-compensated employees ranked on the basis of compensation paid by the employer during such year, then the  family  member  and the five percent (5%)  owner  or  top-10 highly-compensated employee shall be aggregated.  In  such  case,

the  family member and five percent (5%) owner or top-10  highly-

compensated  employee  shall  be treated  as  a  single  employee receiving  compensation and plan contributions or benefits  equal to  the sum of such compensation and contributions or benefits of the  family member and five percent (5%) owner or top-10  highly-

compensated  employee.   For purposes  of  this  section,  family

member includes the spouse, lineal ascendants and descendants  of the  employee or former employee and the spouses of  such  lineal ascendants and descendants.

      2.12  "Hour  of  Service," for purposes of  determining  an

Employee's eligibility to participate under Section 3.2 and  Year of  Vesting  Service under Section 10.2 (b), means any  hour  for which  an  Employee  is compensated by an Employer,  directly  or indirectly,  or is entitled to compensation from an Employer  for the  performance  of  duties  and  for  reasons  other  than  the performance  of duties, and each previously uncredited  hour  for which  back  pay  has been awarded or agreed to by  an  Employer,

irrespective of mitigation of damages.  Hours of Service shall be credited  to  the period for which duties are performed  (or  for which  payment is made if no duties were performed), except  that

Hours of Service for which back pay is awarded or agreed to by an

Employer  shall be credited to the period to which the  back  pay award  or  agreement pertains.  The rules for crediting Hours  of

Service set forth in paragraphs (b) and (c) of Section 2530.200b-

2   of  Department  of  Labor  regulations  are  incorporated  by

reference.   References  in this section  to  an  Employer  shall

include  any  affiliated  or  related  corporation  which  is   a

controlled group member as defined in the Code.

      2.13 "Hourly Employee" means a person who is compensated on the basis of an hourly rate or rates of pay.

     2.14 "Part-Time Employee" means a person who is employed for work  which  is irregular or occasional in nature and  who  works less  than  the  schedule of hours (either daily  or  weekly)  in effect  at  the  place  of  employment  for  employees  regularly assigned to the same or similar work.

      2.15  "Participant" means an Employee  or  former  Employee whose participation in the Plan has begun and has not yet ended.

      2.16  "Plan"  means  the Amoco Fabrics and  Fibers  Company

Employee Savings Plan, as set forth in this Plan document, and as it may be amended from time to time.

      2.17  "Plan  Year" means the 12-month period  beginning  on

January 1 and ending on the next following December 31.

      2.18  "Pre-Tax  Contributions" means  contributions  by  an

Employer  on behalf of a Participant in the amount equal  to  the amount  such  Participant  elects,  in  writing  filed  with  his

Employer,  which  reduces  his compensation  subject  to  federal income taxation.

      2.19 "Regular Employee" means a person who is assigned to a position  which requires full-time service as determined  by  his

Employer,  which  is  established to fill  regular  and  ordinary employment requirements, and which is expected to continue for an indefinite period of time.

      2.20  "Salaried Employee" means a person who is principally compensated on the basis of a monthly or annual rate of pay.

      2.21  "Spouse"  means the person to whom a  Participant  is lawfully  married  (under  the law of  the  state  in  which  the

Participant resides).

      2.22 "Temporary Employee" means a person who is assigned to a  position which requires full-time service as determined by his

Employer,  which  is established due to an unusual  circumstance,

and  which will continue for a specific period of time  or  until the occurrence of a specified event such as the return to work of a  regular employee or the completion of a special assignment  or project.

      2.23  "Trust  Agreement" means the instrument  executed  by

Amoco  and the Trustee, as amended from time to time, fixing  the rights  and  responsibilities of each party with respect  to  the holding, investment and administration of the Trust Fund.

     2.24 "Trust Fund" means the property held by the Trustee for the purposes of the Plan.

      2.25 "Trustee" means the person, individual or corporation,

serving  as  sole trustee, or the persons serving as co-trustees,

at  any  time under the terms of the Trust Agreement.  Copies  of the Plan and Trust Agreement, and any amendments thereto, will be on file at Amoco Corporation at 200 East Randolph Drive, Chicago,

Illinois 60601, where they may be examined by any participant  or other person entitled to benefits under the Plan.  The provisions of  and  benefits  under the Plan are subject to  the  terms  and provisions of the Trust Agreement.

                          ARTICLE III

                         PARTICIPATION



      3.1  Eligible Class.  Each Salaried Employee employed by  a participating  Employer  is  in the eligible  class,  except  the following:

      (a)  Salaried  Employees included in a  unit  of  Employees covered by a collective bargaining agreement between the employer and  Employee  representatives, if retirement benefits  were  the subject  of good faith bargaining and if two percent or  less  of the  employees  who  are covered pursuant to that  agreement  are professionals  as defined in section 1.410(b)-9 of  the  Internal

Revenue   Service  regulations.   For  this  purpose,  the   term

"Employee representatives" does not include any organization more than  half  of  whose  members  are  Employees  who  are  owners,

officers, or executives of the employer.

      (b)  Salaried Employees who are nonresident aliens  (within the  meaning  of Code Section 7701(b)(1)(B)) and who  receive  no earned income (within the meaning of Code Section 911(d)(2)) from the  employer  which constitutes income from sources  within  the

United States (within the meaning of Code Section 861(a)(3)).

      (c) Salaried Employees who are leased employees (as defined

below).   A  "leased employee" means any person  who  is  not  an

employee  of  a  participating Employer,  but  who  has  provided services  to  a  participating Employer  of  a  type  which  have historically  (within  the  business  field  of  a  participating

Employer)  been  provided by employees, on a substantially  full-

time  basis  for  a period of at least one year, pursuant  to  an

agreement   between  a  participating  Employer  and  a   leasing

organization.  The period during which a leased employee performs services for a participating Employer shall be taken into account for  purposes  of  subsection 3.2 and 10.2 of the  Plan  if  such leased  employee becomes an employee of a participating Employer;

unless  (i)  such  leased employee is a participant  in  a  money purchase  pension  plan  maintained by the  leasing  organization which provides a non-integrated employer contribution rate of  at least  ten percent (10%) of compensation, immediate participation for all employees and full and immediate vesting, and (ii) leased employees do not constitute more than twenty percent (20%)  of  a participating Employer's nonhighly compensated workforce.

      3.2  Participation.  Participation in the Plan is voluntary and  no  Salaried  Employee  will  be  required  to  participate.

Subject  to  the  conditions and limitations of  the  Plan,  each

Salaried  Employee  in  the Eligible Class  who  is  employed  on

January  1,  1996, is eligible to participate immediately.   Each

Salaried  Employee in the Eligible Class hired after  January  1,

1996,  will be eligible to participate as follows.  A Regular  or

Temporary  Employee  in the Eligible Class will  be  eligible  to participate  starting  as  soon  as administratively  practicable after  the  first day his employment commences with his Employer.

A  Casual  or  Part-Time Employee in the Eligible Class  will  be eligible  to  participate as soon as administratively practicable after  the  first  day of his payroll cycle starting  immediately after  he  is  credited with 1,000 Hours of  Service  within  the fiscal  year commencing with his date of hire or, if he fails  to meet  that  requirement, as soon as administratively  practicable after  the  first  day of his payroll cycle starting  immediately after  he  is  credited with 1,000 Hours of  Service  within  any succeeding Plan Year.

       3.3    End  of  Participation.   A  Participant's   active

participation  in the Plan will end upon the termination  of  his service  as  a  Salaried Employee in the Eligible Class  for  any

reason.  A Participant's participation in the Plan will end  when he has no further interest under the Plan.

      3.4   Reentry of Former Participant.  A former  Participant

who  terminates his service with his Employer and who returns  to service as a Salaried Employee in the Eligible Class will  become an  active Participant on his date of rehire and will be eligible to  make Pre-Tax Contributions starting on the first date of  his payroll cycle, of the calendar month, starting immediately on  or after his date of rehire.

                            ARTICLE IV

                PRE-TAX CONTRIBUTIONS BY PARTICIPANTS



      4.1   Pre-Tax Contributions.  Under the terms stated below,

and  subject  to  any  limitations  contained  in  the  Plan,   a

Participant may elect to make Pre-Tax Contributions to  the  Plan in  integral  percentages of his Applicable Compensation  from  a minimum of one percent to a maximum of sixteen percent (16%).

     4.2  Procedure for Pre-Tax Contributions.  A Participant who

wishes  to  make  Pre-Tax  Contributions  must  notify  the  Plan

Administrator and specify the amount of his Pre-Tax Contributions and  provide such other information as the Plan Administrator may

require.   A Participant will be given the opportunity  to  elect

Pre-Tax  Contributions beginning on the first  date  when  he  is eligible to participate in the Plan pursuant to Article III.  His

Pre-Tax  Contributions will begin on such date provided he  gives the Plan Administrator advance notice in the manner prescribed by

the   Plan  Administrator  by  the  date  required  by  the  Plan

Administrator.   If  the  Participant declines  to  make  Pre-Tax

Contributions  initially, he may elect to  begin  making  Pre-Tax

Contributions  as  of  the first day of  any  of  his  subsequent payroll  cycles,  of the applicable calendar month,  provided  he notifies the Plan Administrator by the date required by the  Plan

Administrator.

     4.3  Collection of Pre-Tax Contributions.  The Employer will

collect   Participants'  Pre-Tax  Contributions   using   payroll

procedures.   A  Participant's  Pre-Tax  Contributions  shall  be

deducted  by  his Employer from his compensation at the  time  of payment of such compensation.  Amounts so deducted (or by which a

Participant's   compensation  has  been  so  reduced)   for   any

accounting period under the Plan shall be paid to the trustee  as soon  as  practicable thereafter, but no later than  thirty  days after the accounting date which ends that accounting period.

     4.4  Change in Pre-Tax Contributions.

           (a)  Increase or Reduction.  A Participant making Pre-

Tax  Contributions may increase or reduce the rate of his Pre-Tax

Contributions to any higher or lower rate he elects  (subject  to the  limitations  stated in Section 4.1) by  notifying  the  Plan

Administrator  once a calendar month.  The new rate  will  become effective with his first payroll cycle of the applicable calendar month after the Plan Administrator has been notified.

          (b)  Suspension.  A Participant may suspend his Pre-Tax

Contributions   by   notifying  the  Plan   Administrator.    The

suspension  of  Pre-Tax Contributions will become effective  with his  first  payroll cycle of the applicable calendar month  after notifying the Plan Administrator.

           (c)  Resumption.  A Participant who suspended his Pre-

Tax  Contributions may resume such contributions on the first day of  his  payroll  cycle  of the applicable calendar  month  after notifying the Plan Administrator by the date required by the Plan

Administrator.

           (d)  Plan Administrator Rules.  The Plan Administrator

may establish such rules and procedures for Pre-Tax Contributions as  the  Plan  Administrator deems necessary  for  the  efficient administration of the Plan.

        4.5     401(k)    Pre-Tax    Contributions    Limitation.

Notwithstanding the foregoing provisions of this Section 4, in no event  shall  the average deferral percentage (as defined  below)

for  any  Plan Year of the highly compensated employees  who  are

Plan Participants exceed the greater of:

                     (a)  the average deferral percentage of  all

               other  Participants for such Plan Year  multiplied

               by 1.25; or

                     (b)  the average deferral percentage of  all

               other  Participants for such Plan Year  multiplied

               by   2.0;   provided  that  the  average  deferral

               percentage  of  such highly compensated  employees

               does not exceed that of all other Participants  by

               more than 2 percentage points.

The  "average deferral percentage" of a group of Participants for

a   Plan  Year  means  the  average  of  the  ratios  (determined separately for each Participant in such group to the nearest one-

hundredth of one percent) of: (i) the Pre-Tax Contributions  made by such Participant for such Plan Year; to (ii) the Participant's compensation (as defined in subsection 2.11) for such Plan  Year.

For  purposes  of  this subsection 4.5, a Participant  means  any employee  who is eligible to make contributions under  the  Plan.

The   Pre-Tax   Contributions  made  by  the  highly  compensated

employees  will  be  reduced (in the order of their  contribution percentages beginning with the highest percentage) to the  extent

necessary to meet the requirements of this subsection  4.5.   If,

because  of  the foregoing limitations, a portion of the  Pre-Tax

Contributions made by a highly compensated employee  may  not  be credited  to his account for a Plan Year, such portion  (and  the earnings  thereon) shall be distributed to such  employee  within two and one-half months after the end of that Plan Year.

      4.6   Maximum  Amount of Participant Pre-Tax Contributions.

In  no  event  shall  the amount of Pre-Tax  Contributions  by  a

Participant for any calendar year exceed $9,500 (or such  greater amount  as  may  be  determined by the Commissioner  of  Internal

Revenue  for  that calendar year).  If, because of the  foregoing limitation,  a  portion of the Pre-Tax Contributions  made  by  a

Participant  may not be credited to his account  for  a  calendar

year,   such  portion  (and  the  earnings  thereon)   shall   be

distributed  to  the  Participant by April 15  of  the  following calendar year.

     4.7  Direct Rollover Contributions.

           (a)   With  the approval of the Plan Administrator,  a

Salaried   Employee   may  make  a  direct  rollover   ("Rollover

Contribution") to the Plan in cash in an amount which constitutes all or part of an "Eligible Rollover Distribution" (as defined in

Section  401(a)(31)(C)  of  the Code) from  a  qualified  defined benefit  and/or defined contribution plan (except a "Keogh"  plan and/or an Individual Retirement Account) as defined in the  Code.

However, a direct rollover to this Plan of accumulated deductible employee  contributions  made under  another  plan  will  not  be permitted,  and a direct or indirect transfer to this  Plan  from another  qualified plan will not be permitted  if  such  transfer would subject this Plan to the qualified joint and survivor rules of Code Section 401(a)(11).

           (b)   The  Employer,  the Plan Administrator  and  the

Trustee have no responsibility for determining the propriety  of,

proper amount or time of, or status as a tax-free transaction of,

any transfer under subsection (a) above.

            (c)   The  Plan  Administrator  shall  develop   such

procedures,  and  may  require  such  information  from  an   the

individual  who  is requesting to make a direct rollover  to  the

Plan,  as  necessary or desirable in order to determine that  the proposed rollover will meet the requirements of this Section 4.7.

           (d)   A direct rollover will be credited to a separate

Rollover  Account  in  the  name of the Participant  making  such

Rollover Contribution.  Such account shall be 100% vested in  the

Participant.

           (e)   The  Plan  Administrator in its  discretion  may

direct the return to the Participant of any Rollover Contribution to  the extent the Plan Administrator determines that such return may  be  necessary to insure the continued qualification of  this

Plan under Section 401(a) of the Code or that the holding of such

Rollover Contributions would be administratively burdensome.

                              ARTICLE   V

                     COMPANY MATCHING CONTRIBUTIONS



     5.1  Company Matching Contributions.  For each Plan Year the

Employer  will  make  a matching contribution ("Company  Matching

Contributions") on behalf of each Participant who  makes  Pre-Tax

Contributions  during  such  Plan Year  in  accordance  with  the

following  schedule.   For each Plan Year  the  Company  Matching

Contributions made on behalf of each Participant will equal fifty

percent   (50%)   of  the  sum  of  such  Participant's   Pre-Tax

Contributions which are equal to or less than six  percent   (6%)

of such Participant's Applicable Compensation.

      5.2   Time of Contribution.  The Employer will make Company

Matching Contributions under Section 5.1 to the Trustee  in  cash and  will normally make such contributions as soon as practicable after each payroll cycle.  In any event, such contributions  will be  made, without interest, to the Trustee no later than the  due date  (including  extensions) for filing the  Employer's  federal income tax return for such year.

     5.3  Section 415 Annual Contribution Limitation.

           (a)  Notwithstanding anything contained herein to  the

contrary, the annual additions (Pre-Tax Contributions and Company

Matching Contributions) to a Participant's Accounts for each Plan

Year  (which  will  be the limitation year for purposes  of  Code

Section  415)  may  not  exceed the lesser  of  (i)  $30,000,  as adjusted  periodically for cost-of-living changes  in  accordance with Code Section 415 and regulations thereunder, or (ii) twenty-

five percent (25%) of his total Code Section 415 compensation for

such  Plan  Year.   "Code  Section  415  compensation"  means   a

Participant's compensation for services rendered to  an  Employer as an employee determined in accordance with Section 415(c)(3) of the Code and the regulations thereunder.

           (b)   Annual additions to a Participant's Account  for

any  Plan Year means the sum of the annual additions (as  defined

in   Code   Section   415(c)(2))  under  all  qualified   defined

contribution plans maintained by Amoco or any Affiliated Company.

           (c)   If  the  foregoing  limit  is  applicable  to  a

Participant for a Plan Year, the Plan Administrator shall  reduce the  annual additions to such Participants' Accounts by returning contributions in the following order of priority:

                (i)  the Pre-Tax Contributions made on behalf  of

the Participant under this Plan; and

                (ii)  the Company Matching Contributions made  on

behalf of the Participant under this Plan.

     5.4  Combined Benefit Limitations.  If a Participant in this

Plan  also  is a Participant in a defined benefit plan maintained by  Amoco or a member of Amoco Corporation's controlled group  of corporations,  the aggregate benefits payable to, or  on  account of,  him  under  both  plans  will  be  determined  in  a  manner consistent with Section 415 of the Code and Section 1106  of  the

Tax  Reform  Act of 1986.  Accordingly, there will be  determined with  respect  to  the  Participant a defined  contribution  plan fraction  and a defined benefit plan fraction in accordance  with said  Sections  415  and  1106.  The benefits  provided  for  the

Participant  under the defined benefit plan will be  adjusted  to the extent necessary so that the sum of such fractions determined with respect to the Participant does not exceed 1.0.

        5.5    Limitation   on   Allocation   of   Contributions.

Notwithstanding the foregoing provisions of this Section 5, in no event shall the contribution percentage (as defined below) of the highly  compensate  employees who are Plan Participants  for  any

Plan Year exceed the greater of:

                    (a)  the contribution percentage of all other

               Participants  for  such Plan  Year  multiplied  by

               1.25; or

                    (b)  the contribution percentage of all other

               Participants for such Plan Year multiplied by 2.0;

               provided that the contribution percentage  of  the

               highly  compensate employees does not exceed  that

               of   all   other  Participants  by  more  than   2

               percentage points.

The  "contribution percentage" of a group of Participants  for  a

Plan  Year means the average of the ratios (determined separately for  each Participant in such group) of:  (i) the sum of  company

matching   contributions  for  such  Plan  Year;  to   (ii)   the

Participant's  compensation (as defined in  subsection  2.4)  for

such  Plan  Year.   For  purposes  of  this  subsection  5.5,   a

Participant means any employee who is eligible to receive company

matching   contributions.   The  company  matching  contributions

allocated to the highly compensated employees will be reduced (in the  order of their contribution percentages beginning  with  the

highest   percentage)  to  the  extent  necessary  to  meet   the

requirements  of this subsection.  If, because of  the  foregoing limitations, a portion of the matching contributions allocated to a  highly compensated employee may not be credited to his account for a Plan Year, such portion (and the earnings thereon) shall be distributed to such employee within two and one-half months after the end of that Plan Year.

      5.6   Allocation  of  Earnings to Distributions  of  Excess

Contributions.  The earnings allocable to distributions  of  Pre-

Tax Contributions exceeding the limits of subsection 4.5 and Pre-

Tax Contributions exceeding the limits of subsection 4.6 shall be determined  by  multiplying  the  earnings  attributable  to  the

Participant's Pre-Tax Contributions for the year by  a  fraction,

the  numerator of which is the applicable excess amount, and  the denominator of which is the balance in the appropriate account of the Participant on the last day of such year reduced by gains (or increased  by losses) attributable to such account for the  year.

The  earnings as so determined shall be increased by ten  percent

(10%) thereof for each month (or portion thereof in excess of  15 days) between the end of the year and the date of distribution.

      5.7  Multiple Use of Alternative Limitation.  In accordance with  Treasury  regulation 1.401(m)-2(c),  multiple  use  of  the alternative limitation which occurs as a result of testing  under the  limitations  described in subsections 4.5 and  5.5  will  be corrected in the manner described in Treasury Regulation 1.401(m)-

1(e).  The term "alternative limitation" as used above means  the alternative methods of compliance with Sections 401(k) and 401(m)

of  the  Code  contained  in  Sections  401(k)(3)(A)(ii)(II)  and

401(m)(2)(A)(ii) thereof, respectively.

     5.8  No Interest in Company.  A Participating Employer shall have no right, title or interest in the trust fund, nor shall any part  of  the  trust fund revert or be repaid to a  Participating

Employer, directly or indirectly, unless:

                     (a)   the Internal Revenue Service initially

               determines  that  the  Plan  does  not  meet   the

               requirements  of Section 401(a) of  the  Code,  in

               which event the contributions made to the Plan  by

               a  Participating Employer shall be returned to  it

               within one year after such adverse determination;

                      (b)    a   contribution  is   made   by   a

               Participating Employer by mistake of fact and such

               contribution  is  returned  to  the  Participating

               Employer  within  one year after  payment  to  the

               trustee; or

                      (c)   a  contribution  conditioned  on  the

               deductibility thereof is disallowed as an  expense

               for   federal   income  tax  purposes   and   such

               contribution   (to  the  extent   disallowed)   is

               returned  to a Participating Employer  within  one

               year after the disallowance of the deduction.

Contributions  may  be  returned  to  a  Participating   Employer

pursuant  to  the  subparagraph  (a)  above  only  if  they   are

conditioned  upon  initial qualification  of  the  Plan,  and  an application for determination was made by the time prescribed  by law  for filing Amoco's Federal income tax return for the taxable year  in  which the Plan was adopted (or such later date  as  the

Secretary  of  the Treasury may prescribe).  The  amount  of  any contribution  that  may  be returned to a Participating  Employer pursuant to subparagraph (b) or (c) above must be reduced by  any portion thereof previously distributed from the trust fund and by any  losses of the trust fund allocable thereto, and in no  event may  the  return  of  such contribution cause  any  Participant's account balances to be less than the amount of such balances  had the contribution not been made under the Plan.

                           ARTICLE VI

                      ACCOUNTS AND CREDITS



     6.1  Establishment of Accounts.  The Plan Administrator will establish  and maintain in the name of each Participant  such  of the following accounts as are appropriate for the Participant:

          (a)  Pre-Tax Contribution Account;

          (b)  Company Contribution Account; and

          (c)  Rollover Account.

Credit  and charges to such Accounts will be made as provided  in

the   Plan.   A  Participant  is  100%  vested  in  his   Pre-Tax

Contributions Account and Rollover Account at all times.

     6.2  Crediting Participants' Pre-Tax Contributions.  Pre-Tax

Contributions made by a Participant for a payroll cycle  will  be credited to such Participant's Accounts as of the Valuation  Date

(as  defined in Section 7.3) (as soon as practicable) immediately following receipt thereof by the Trustee.

      6.3   Crediting  Matching Contributions.  Company  Matching

Contributions  made pursuant to Section 5.1 for a  payroll  cycle will  be  credited to the Company Contribution Account  of  those

Participants entitled to a Company Matching Contribution for such payroll  cycle as of the Valuation Date (as soon as  practicable)

immediately following receipt thereof by the Trustee.

     6.4  Crediting Rollovers.  Rollovers will be credited to the

Participant's Rollover Account as of the Valuation Date (as  soon as  practicable)  immediately following receipt  thereof  by  the

Trustee.

      6.5   Charge to Accounts.  Any amount distributed, paid  or

withdrawn from an Account will be charged against such Account as of  the  Valuation  Date  on which the distribution,  payment  or withdrawal occurs.

                           ARTICLE  VII

        INVESTMENT FUNDS AND CREDITING INVESTMENT EXPERIENCE



      7.1  Investment Funds.  The Trustee will separate the Trust

Fund into four Investment Funds as follows:

          (a)  Amoco Stock Fund

          (b)  Money Market Fund

          (c)  Equity Index Fund

          (d)  Balanced Fund

      The  Plan Administrator will maintain records which reflect the portion of each Account of a Participant that is invested  in each separate Investment Fund.  The existence of such records and of  Participants' Accounts will not be deemed to give any  person any right, title or interest in or to any specific assets or part of the Trust Fund or any separate Investment Fund.

     7.2  Investment Directions and Transfers Among Funds.

           (a)   Investment  of Accounts.  Each  Participant  may

direct  the  separate  Investment Fund  or  Funds  in  which  his

Accounts  will be invested.  Once a calendar month, a Participant may direct investment of his Pre-Tax Contributions to his Account entirely  in one Investment Fund or in a combination  of  two  or more of the Investment Funds, provided that combinations must  be

specified   in  five  percent  (5%)  increments  and  the   total

combinations  must  equal 100%.  Company  Matching  Contributions will be invested initially in the Amoco Stock Fund.

           In addition, once a calendar month the Participant may

direct transfers among the Investment Funds, so that his Accounts are  invested entirely in one Investment Fund or in a combination

of   two   or  more  of  the  Investment  Funds,  provided   that

combinations  must be specified in five percent  (5%)  increments and the total combinations must equal 100%.

           The  Participant's change in investment  direction  or

transfer of assets among Investment Funds shall be effective  the first day of the first full payroll cycle following the election.

           The Participant will have sole responsibility for  the

investment of his Accounts and for transfers among the  available

Investment  Funds,  and no named fiduciary or other  person  will have  any liability for any loss or diminution in value resulting

from    the    Participant's   exercise   of   such    investment

responsibility.  It is intended that Section 404(c) of ERISA will apply  to a Participant's exercise of investment responsibilities under this subsection.

            (b)   Manner  and  Time  of  Giving  Directions.    A

Participant's initial directions governing the investment of  his

Pre-Tax Contribution Account and Rollover Account must be made by notifying the Plan Administrator and must be in five percent (5%)

increments.  A  Participant may change the investment  of  future contributions  to  his  Accounts or direct  transfers  among  the

Investment Funds in five percent (5%) increments once a  calendar month  by  contacting the Plan Administrator in  accordance  with

uniform   rules.   If  a  Participant  does  not  give   complete

directions  to  the Plan Administrator, his Pre-Tax Contributions

or  Rollover  Contribution will be invested pro rata (rounded  to the  applicable  five percent (5%) increment) in  the  Investment

Funds as directed in the incomplete directions.  If no directions are given, all contributions will be invested in the Money Market

Fund.

      7.3   Valuation of Assets.  As of the last business day  of

each calendar month and at any other date ("Valuation Date") that the Plan Administrator may direct, the Trustee will determine the fair  market value of the assets in each separate Investment Fund of the Trust Fund, relying upon such evidence of valuation as the

Trustee deems appropriate.

      7.4  Crediting Investment Experience.  As of each Valuation

Date (before crediting any contributions or making any investment transfers  as of such date), Investment Fund management  expenses not  paid  directly by the Employer, investment income and  gains and losses in asset values in each separate Investment Fund since the  preceding  Valuation Date will be  credited  or  charged  to

Participants' Accounts invested in such fund.  The allocation  of

Investment  Fund management expenses and investment results  will be in proportion to the adjusted account balances in such fund as of  each  Valuation  Date.  The adjusted account  balance  of  an

Account  invested in a separate Investment Fund is the amount  in such  Account  as  of  the  close of business  on  the  preceding

Valuation  Date, increased by any Pre-Tax Contributions,  Company

Matching  Contributions  and  loan repayments  credited  to  such

Account  as  of the current Valuation Date under Article  VI  and

Article   VIII,  decreased  by  any  withdrawals,  transfers   or

distributions  from  such Account since the  preceding  Valuation

Date, and increased or decreased in accordance with uniform rules established  by  the  Plan Administrator  to  allocate  equitable expenses and investment results.

                          ARTICLE VIII

                     LOANS TO PARTICIPANTS



      8.1   Plan Administrator Shall Administer the Loan Program.

The  Plan  Administrator shall administer  the  loan  program  in accordance with the provisions of Article VIII, in a uniform  and nondiscriminatory manner.

       8.2   Availability  of  Loans.   Upon  application  by   a

Participant who is an active Employee, the Plan Administrator may direct  the Trustee to make a loan (in increments of $50) to  the

Participant from his Accounts.

                   A  Participant  may make two  loans  during  a

calendar   year.   However,  he  may  not  have  more  than   two

outstanding loans.  Also, a Participant will not be permitted  to make a loan if he previously defaulted on a Plan loan within  the preceding 36 months.

     8.3  Conditions of Loan.

           (a)   Maximum Amount.  The loan shall not  exceed  the

lesser  of  (A)  $50,000 reduced by the highest outstanding  loan balance  during the one-year period ending on the day before  the

Valuation Date the current loan is made or (B) 50% of the  market value of the Participant's non-forfeitable accrued benefit on the

Valuation Date the loan request from the Participant is processed by the Plan Administrator.

          (b)  Minimum Amount.  The minimum loan shall be $500.

           (c)  Repayment Period.  The term of the loan shall not

be  less  than 6 months and not more than 54 months in increments

of  6  months.   The payment of interest and principal  shall  be

amortized in level payments not less frequently than quarterly.

           (d)  Interest Rate.  The interest rate shall equal the

prime rate, as published in the Wall Street Journal, in effect on the next-to-last business day of the month immediately before the month  in  which  the  loan  request  is  received  by  the  Plan

Administrator and will be fixed for the term of the loan.

           (e)  Participant Fees.  Reasonable fees may be charged

to the borrower for making and administering the loan.  Effective

January 1, 1996 this fee shall be $40.

           (f)  Security for Repayment.  Each loan hereunder will

be  a  Participant-directed investment for  the  benefit  of  the

Participant requesting such loan; accordingly, any default in the repayment  of  principal or interest of any loan  hereunder  will reduce  the amount available for distribution to such Participant

(or his Beneficiary).  Any loan hereunder will be effectively and adequately  secured by fifty percent (50%) of  the  non-forfeited accrued benefit in the Participant's Accounts.

           (g)   Repayment.  Each Participant who requests a loan

from  his  Accounts  will  execute  an  agreement  to  repay  the principal  and  interest of the loan through payroll  withholding from his compensation.  The Plan Administrator may establish back-

up  repayment procedures for Participants on an "authorized leave

of  absence."   Any  loan hereunder may be  prepaid  in  full  by

certified  or cashier's check at any time after six months  since the first repayment by payroll without penalty.  If the automatic payroll  arrangement lapses by the Participant's  termination  of employment  for any reason or is canceled, and a new  arrangement is  not in place before the next payment is due the loan shall be in  default and the entire unpaid principal and interest  of  any loan then outstanding to such Participant will become immediately due and payable.

          (h)  Action Upon Default.  If a Participant defaults on

any  payment  of  interest or principal on a  loan  hereunder  or defaults  upon  any other obligation relating to such  loan,  the

Plan Administrator shall immediately request payment of principal and  interest  on  the  loan, and if not  paid  within  the  time specified in the request for payment, the amount of the loan will be  deemed  distributed to him.  If the default is by  reason  of termination of employment, and the Participant refuses to pay the entire  outstanding principal and interest on the  loan  in  full

within   90  days  of  the  default,  the  loan  will  be  deemed

distributed to him.  However, no foreclosure on the Participant's loan  or  attachment of the Participant's Account  balances  will occur until a distributable event occurs in the Plan.

           (i)   Distribution to Participant With Loan.   In  the

case  of  any Participant who terminates employment with  a  loan outstanding  hereunder, the amount available for distribution  to such Participant (or his Beneficiary) will consist of the portion of  his  Accounts invested in the Investment Funds of  the  Trust

Fund.   In  the  case of a Participant dying with an  outstanding

loan, such loan will be deemed distributed to his estate upon his death.

     8.4  Accounting for Loans.

           (a)   Source  of  Loan.  The Plan Administrator  shall

liquidate  the Participant's Accounts in the following  order  to make a loan to him:

               Participant Accounts.

               (1)  Pre-Tax Contribution Account

               (2)  Rollover Account

               (3)  Company Contribution Account

The  Plan  Administrator shall also liquidate  the  Participant's

Investment Funds pro rata.

           (b)  Loan  Investment Account.  The Plan Administrator

will  establish and maintain a loan investment account  for  each

borrowing  Participant.   The unpaid principal  and  accrued  but

unpaid  interest on the loan to a Participant will  be  reflected for  plan  accounting purposes in the Participant's loan account.

Repayments  of  principal  by  the Participant  will  reduce  the

Participant's  loan account balance and will be credited  to  the

Participant's other Accounts in the following order:

               Participant Accounts.

               (1)  Company Contribution Account

               (2)  Rollover Account

               (3)  Pre-Tax Contribution Account

Repayments will be invested in the Investment Funds according  to a Participant's current investment election.

                           ARTICLE IX

                     IN-SERVICE WITHDRAWALS



      9.1  Withdrawals From Rollover Account.  A Participant  may

withdraw  in  cash  any  portion of his accrued  benefit  in  his

Rollover Account once during a calendar year. Notwithstanding the foregoing, the minimum amount a Participant may withdraw is $300.

      9.2   Withdrawals  From  Pre-Tax Contribution  Account.   A

Participant  may  withdraw in cash from his Pre-Tax  Contribution

Account once every calendar year the amount necessary to meet one of the following immediate and heavy financial needs:

                     1.    Medical  expenses  described  in  Code

               Section   213(d)   previously  incurred   by   the

               Participant, his spouse, or any of his  dependents

               (as  defined in Code Section 152) or necessary for

               these persons to obtain medical care described  in

               Code Section 213(d);

                      2.     The   purchase  (excluding  mortgage

               payments)  of  a  principal  residence   for   the

               Participant;

                    3.   Payment of tuition, housing, and related

               educational fees for the next 12 months  of  post-

               secondary  education  for  the  Participant,   his

               spouse, children, or dependents;

                     4.   The need to prevent the eviction of the

               Participant   from  his  principal  residence   or

               foreclosure  on the mortgage of the  Participant's

               principal residence; or

                     5.    Other  unexpected or unusual  expenses

               creating a financial need for which withdrawal  is

               permitted by Code Regulation Section 1.401(k)-1.

           The  amount  of an immediate and heavy financial  need

includes  any  amounts necessary to pay any  federal,  state,  or local  income taxes or penalties reasonably anticipated to result from  a  withdrawal  from  a Participant's  Pre-Tax  Contribution

Account.   Notwithstanding the foregoing,  the  amount  withdrawn

cannot  include  the Participant's earnings on  all  his  Pre-Tax

Contributions.   In  addition,  before  a  Participant  makes   a

withdrawal from his Pre-Tax Contribution Account he must  make  a loan  under  the Plan for the maximum amount permitted  and  then withdraw  the  maximum  amount permitted by  the  Plan  from  his

Rollover  Account.  If a Participant makes a withdrawal from  his

Pre-Tax  Contribution Account he will be prohibited  from  making any Pre-Tax Contributions for the 12-month period commencing with the first day of his payroll cycle of the calendar month starting immediately  after the distribution of such withdrawal.  Finally,

notwithstanding Section 4.6, if a Participant makes a  withdrawal from his Pre-Tax Account, the Code Section 402(g) limitation that applies  to  his  Pre-Tax  Contributions  during  the  Plan  Year immediately after such withdrawal shall be reduced by  the  total amount  of his Tax-Deferred Contributions during the year of  the withdrawal.

      9.3   Order of Asset Liquidation for All Withdrawals.   The

Plan  Administrator shall liquidate the Investment Funds  of  the

Account from which the withdrawal is being made pro rata.

                           ARTICLE X

                         DISTRIBUTIONS



     10.1 Distributions.

          (a)  Amount.  A Participant whose employment terminates

as  a  result of Retirement will receive the total amount in  his

Accounts  in  a  single-sum payment as soon  as  administratively practicable  after the month such separation of  service  occurs.

If a Participant receives immediate distribution of his Accounts,

his  Account balances will be determined as of the Valuation Date immediately preceding such distribution.  If a Participant defers payment of part or all of his Accounts, his Account balances will be  determined as of the Valuation Date immediately preceding his subsequent distribution.

           (b)   Retirement Defined.  For purposes of this  Plan,

"Retirement"  means a Participant's termination of employment  on or  after  his  65th birthday.  A Participant will  become  fully vested  in his Company Contribution Account balance upon reaching his 65th birthday (normal retirement age).

          (c)  Form of Payment.  Upon a Participant's termination

of service with his Employer, a distribution of his Accounts will be paid in a single-sum payment of his entire Account balances at any  time until age 65.  All distributions made pursuant to  this subsection  shall be made in cash, except that a Participant  can elect to receive Amoco common stock in-kind.

     10.2 Termination of Employment Prior to Retirement or Death.

           (a)   If  a  Participant's service  with  an  Employer

terminates  prior to his attainment of age 65, he shall  be  100%

vested  in  an  amount equal to the market value of  his  Pre-Tax

Contribution  Account and Rollover Account.   In  addition,  such

Participant  shall  acquire  a vested  interest  in  his  Company

Contribution  Account balance in accordance  with  the  following vesting schedule:

           Years of
        Vesting Service
                                                  Vested
       At least             But Less Than        Percentage
                               2 years               0%
        2 years                3 years              25%
        3 years                4 years              50%
        4 years                5 years              75%
        5 years                                    100%

The benefit determined in accordance with the foregoing provision shall  never be adjusted or altered in any fashion on account  of any years of Vesting Service which the Participant might complete upon  reemployment with an Employer, except as otherwise provided in Section 10.3.

         (b)      (i)    Vesting  Service or  Period  of  Vesting

Service.   Vesting Service means the aggregate of all  years  and

fractions  of  years of an Employee's Periods of Vesting  Service with  an Employer and an Affiliated Company.  Fractions of  years shall  be  expressed  in terms of months.  A  period  of  Vesting

Service  shall mean a period beginning on the first  day  of  the calendar  month  during  which the Employee  enters  service  (or reenters service) and ending on the termination date (as  defined below)  with  respect to such period, subject  to  the  following special rules:

                       (A)   An Employee shall be deemed to enter

     service on the date he first completes an Hour of Service.

                      (B)  An Employee shall be deemed to reenter

     service  on  the date following a termination date  when  he again completes an Hour of Service.

                       (C)   The  termination date of an Employee

     shall be the last day of the calendar month during which the earlier of the following occurs:  (i) the date he quits,  is discharged,  retires  or dies, or (ii)  except  as  provided below,  the first anniversary of the date he is absent  from service for any other reason (including, but not limited to,

     vacation,  holiday, leave of absence, and  layoff).   If  an

     Employee,  absent from service under circumstances described in  (ii),  quits, is discharged, retires or dies before  the first  anniversary  of  commencement of  said  absence,  his termination  date shall be the date he quits, is discharged,

     retires  or  dies.  An absence described in  (ii)  shall  be deemed  to commence with respect to an Employee on the  date he  is  terminated as an Employee on the payroll records  of the  Employer and members of Amoco Corporation's  controlled group of corporations.  An Employee shall be deemed to  have continued  in  service  (and thus not  to  have  incurred  a termination date) for the following periods:

                                   i)   any  period for which  he

             shall  be  required to be given credit  for  service

             under any laws of the United States; and

                                  ii)  any period for which he is

             on an approved "leave of absence".

                      (D)   All periods of service of an Employee

     shall be aggregated in determining his Vesting Service.

                       (E)   If an Employee shall be absent  from

     work  because  he  quits, is discharged or retires,  and  he reenters service before the first anniversary of the date of such  absence, such date shall not constitute a  termination date  and  the period of such absence shall be  included  as service.

                 (ii)   Month  of Vesting Service.   A  Month  of

Vesting  Service means a calendar month during any part of  which an  Employee was credited with an Hour of Service as  defined  in

Section 2.12.

                (iii) Year of Vesting Service.  A Year of Vesting

Service  means  12  Months  of vesting service,  whether  or  not consecutive.

                 (iv)   One-Year  Break In Service.   A  One-Year

Break  In  Service means a Period of twelve consecutive  calendar months  during which the Employee is not credited with one  month of Vesting Service.

         (c)      Form  of Payment.  A Participant whose  service

terminates with his Employer will be paid a distribution  of  his vested  Account  balances  in a single-sum  payment  as  soon  as administratively practicable after the month such  separation  of service  occurs,  unless  he  elects  to  defer  receipt  of  his distribution  until a date not later than his attainment  of  age

65.

   A single-sum payment made pursuant to this subsection shall be made  in  cash,  unless the Participant elects to  receive  Amoco common stock in kind.

         (d)     If a Participant receives immediate distribution

of  his Accounts, his Account balances will be determined  as  of the Valuation Date immediately preceding such distribution.  If a

Participant defers payment of his Accounts, his Account  balances will be determined as of the Valuation Date immediately preceding his subsequent distribution.

         (e)      The  determination of the amount to which  such

terminated  Participant  is  entitled  in  accordance  with   the

foregoing rules shall be made by the Plan Administrator.

          (f)       Any   amount   of  a  Participant's   Company

Contribution Account to which he is not entitled at the  time  of his  termination of employment shall be forfeited by him when his service  terminates  with his Employer.  As soon  as  practicable after  such forfeiture occurs it shall be used to reduce  Company

Matching  Contributions  or pay Plan administration  expenses  in accordance with Section 16.11.

    10.3 Reemployment.  If a terminated Participant is reemployed by  an  Employer,  he  shall  again  become  a  Participant  upon

reemployment  pursuant  to  Section  3.4.   All  future   Company

Matching   Contributions  shall  be  credited  to   his   Company

Contribution Account, and his prior Period(s) of Vesting  Service shall  be  restored  for  the purpose of calculating  the  vested portion  of  such  Account.  Also, the  portion  of  his  Company

Contribution  Account that has been forfeited shall  be  restored without interest to his Company Contribution Account.

    10.4  $3,500  Cash-Out.  If the value of  the  nonforfeitable portion  of the Participant's Accounts does not exceed $3,500  as of  the  Valuation Date immediately following his termination  of service  for any reason, the Plan Administrator shall  distribute in  cash  and in a single-sum payment the entire balance  in  his

Accounts as soon as administratively practicable.

     10.5  Required  Distribution  Date.   Distribution  to   any

Participant  must  be made no later than April  1  following  the calendar  year in which he reaches age 70-1/2 in annual  payments based  on  such Participant's life expectancy as of the  date  he attained  age  70-1/2 in accordance with the minimum distribution rules  of  Section  401(a)(9) of the  Code  and  the  regulations promulgated thereunder.

   10.6 Distribution Upon Death of a Participant.

         (a)      In General.  If Participant dies while employed

by the Employer with a balance in any Account under the Plan, his

Beneficiary  will  receive 100% of the amount  in  his  Accounts.

Such   amount  will  be  determined  as  of  the  Valuation  Date immediately preceding the date when the Plan Administrator  makes such  distribution.  After the Plan Administrator identifies  the

Beneficiary, he shall distribute to such Beneficiary in cash, the remaining amount in the deceased Participant's Accounts  as  soon as administratively practicable.

         (b)      Designation of Beneficiary.  A Participant  may

designate one or more Beneficiaries and may revoke or change such designation  at any time.  If the Participant names two  or  more

Beneficiaries,  distribution to them will be in such  proportions as  the Participant designates or, if the Participant does not so designate,  in  equal  shares pro rata  from  such  Participant's

Accounts.    If   the   Participant  designates   one   or   more

Beneficiaries   and   one  the  Beneficiaries   predeceases   the

Participant,  then  the  deceased  Beneficiary's  share  will  be

distributed   pro  rata  in  accordance  with  the  Participant's

beneficiary  election  as  to  the other  Beneficiary(ies).   Any

designation of Beneficiary will be in writing on such form as the

Plan  Administrator  may  prescribe and will  be  effective  upon filing with the Plan Administrator.

          Notwithstanding  the  preceding  paragraph,  the   sole

Beneficiary  of  a married Participant will be the  Participant's spouse  unless the spouse consents in writing to the  designation of  another  person  as beneficiary.  The spouse's  consent  must acknowledge  the  effect of such consent and be  witnessed  by  a notary public.

         (c)      No  Designation.  Any portion of a distribution

payable upon the death of a Participant which is not disposed  of by a designation of Beneficiary for any reason whatsoever will be paid  to  the  Participant's  spouse  if  living  at  his  death,

otherwise to the Participant's estate.

         (d)      Payment  Under  Prior Designation.   Amoco  may

direct the Plan Administrator to make payment in accordance  with a  prior  designation of Beneficiary (and will be fully protected in  so  doing)  if  such direction (i) is given  before  a  later designation  is received, or (ii) is due to Amoco's inability  to

verify   the  authenticity  of  a  later  designation.   Such   a

distribution  will  discharge all liability  therefor  under  the

Plan.

    10.7 Rehire Before Distribution.  If a former Participant  is

rehired   by  an  Employer  or  an  Affiliated  Company,   before

distribution  of  his Accounts has been made,  such  distribution will be deferred until his subsequent termination of employment.

    10.8  Waiver of 30-Day Notice.  If a distribution is  one  to which  Code  Section  401(a)(11)  and  417  do  not  apply,  such distribution  may  commence less than 30 days  after  the  notice required under Regulation 1.411(a)-11(c) is given, provided that:

(1)  the Plan Administrator clearly informs the Participant  that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether  or  not to  elect  a  distribution  (and,  if  applicable,  a  particular distribution  option), and (2) the Participant,  after  receiving the notice, affirmatively elects a distribution.

                           ARTICLE XI

                        DIRECT ROLLOVERS



    11.1  Direct Rollover.  Notwithstanding any provision of  the

Plan  to  the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and  in the manner prescribed by the Plan Administrator, to  have any portion of an eligible rollover distribution paid directly to an  eligible  retirement plan specified by the distributee  in  a direct rollover.

   11.2 Definitions.

          (a)       "Eligible  Rollover  Distribution"   is   any

distribution provided for in this Plan of all or any  portion  of the  balance  to  the credit of the distributee, except  that  an

eligible   rollover   distribution   does   not   include:    any

distribution  that  is  one of a series  of  substantially  equal periodic  payments (not less frequently than annually)  made  for the  life  (or life expectancy) of the distributee or  the  joint

lives   (or   joint  life  expectancies)  of  the   distributee's

designated beneficiary, or for a specified period of ten years or more;  any  distribution  to  the  extent  such  distribution  is required under section 401(a)(9) of the Code; and the portion  of

any   distribution  that  is  not  includable  in  gross   income

(determined  without regard to the exclusion for  net  unrealized appreciation with respect to employer securities).

         (b)      "Eligible  Retirement Plan"  is  an  individual

retirement  account described in section 408(a) of the  Code,  an individual retirement annuity described in section 408(b) of  the

Code, an annuity plan described in section 403(a) of the Code, or a  qualified trust described in section 401(a) of the  Code  that

accepts   the   distributee's  eligible  rollover   distribution.

However, in the case of an eligible rollover distribution to  the surviving  spouse, an eligible retirement plan is  an  individual retirement account or individual retirement annuity.

          (c)      "Distributee"  includes  a  Participant,   the

Participant's surviving spouse and the Participant's  spouse  who is  the  alternate  payee  under a qualified  domestic  relations order, as defined in section 414(p) of the Code.

        (d)     "Direct Rollover" is a payment by the Plan to the

eligible retirement plan specified by the distributee.

                           ARTICLE  XII

             AMENDMENT, MERGER AND TERMINATION OF PLAN



    12.1  Amendment of Plan.  At any time and from time to  time,

Amoco  may  amend or modify any or all of the provisions  of  the

Plan  without  the  consent  of  any  person,  provided  that  no amendment  will  reduce any Participant's nonforfeitable  Account balance  as  of  the  date  such amendment  is  adopted  (or  its effective  date  if  later)  or eliminate  an  optional  form  of benefit,  and provided further that no amendment will permit  any part  of the Trust Fund to revert to the Employer or be used  for or  diverted to purposes other than for the exclusive benefit  of

Participants  or  their  Beneficiaries,  except  as  provided  in

Section 5.6.

    12.2  Merger  of Plans.  A merger or consolidation  with,  or transfer  of  assets or liabilities to, any other  plan  will  be permitted  only if the benefit each Participant would receive  if

such   plan   were  terminated  immediately  after  the   merger,

consolidation or transfer is not less than the benefit  he  would have received if this Plan had terminated immediately before  the merger, consolidation or transfer.

    12.3  Termination.  Amoco has established  the  Plan  and  is maintaining the Plan with the bona fide expectation and intention that  it will continue the Plan indefinitely, but Amoco will  not be  under any obligation or liability whatsoever to maintain  the

Plan  for  any  particular length of time.   Notwithstanding  any

other  provision  hereof, Amoco may terminate this  Plan  at  any time.  There will be no liability to any Participant, Beneficiary or  other  person  as  a  result of any  such  discontinuance  or termination.

    The  Employer's failure to make contributions in any year  or years  will  not operate to terminate the Plan in the absence  of formal action by Amoco to terminate the Plan.

    12.4 Effect of Termination.  Upon complete discontinuance  of contributions or termination or partial termination of the  Plan,

the  Pre-Tax and Rollover Accounts of affected Participants  will remain nonforfeitable and their Company Contribution Account will

become  nonforfeitable.   After  termination  of  the  Plan,   no

Employee  will  become  a  Participant  and  no  further  Pre-Tax

Contributions  or  Company Matching Contributions  will  be  made hereunder on behalf of Participants.

   The Trustee will continue to hold the assets of the Trust Fund for distribution as directed by the Plan Administrator.  The Plan

Administrator  directs the Trustee to disburse the Plan's  assets as immediate benefit payments, to retain and disburse them in the

future,  or  to  follow  any  other  procedure  which  it   deems

advisable.

                          ARTICLE XIII

                       NAMED FIDUCIARIES



   13.1 Identity of Named Fiduciaries.

           (a)        Named   Fiduciaries.    Amoco,   the   Plan

Administrator,  the Trustee and any investment manager  appointed by  Amoco  will be the named fiduciaries under the Plan and  will control and manage the Plan and its assets to the extent  and  in the manner indicated in the Plan and in the Trust Agreement.  Any responsibility assigned to a named fiduciary will not  be  deemed to  be  a  duty  of  a "fiduciary" (as defined in  ERISA)  solely because of such assignment.

         (b)      Plan Administrator.  Amoco Corporation  is  the

"Plan Administrator" as defined in ERISA.

    13.2  Responsibilities and Authority of  Plan  Administrator.

The   Plan  Administrator  will  have  the  responsibilities  and authority with respect to control and management of the Plan  and its assets as set forth in detail in various articles of the Plan including Article XIII.

    13.3  Responsibilities and Authority of Trustee.  The Trustee

will  manage  and control the assets of the Plan, except  to  the extent  that  such  responsibilities  are  specifically  assigned

hereunder  or  under  the  Trust  Agreement  to  Amoco,  or   the

Participants, or are delegated to one or more investment managers by  Amoco.  The responsibilities and authority of the Trustee are set forth in detail primarily in the Trust Agreement.

     13.4  Responsibilities  of  Amoco.   Amoco  will  have   the

responsibilities and authority to appoint, remove and replace the

Trustee  and  to  amend and terminate the Plan  and  Trust.   The

responsibilities and authority of Amoco are set forth in  further detail  in  the  various articles of the Plan and  in  the  Trust

Agreement.

     13.5  Responsibilities  Not  Shared.   Except  as  otherwise

provided  herein  or required by law, each named  fiduciary  will have  only those responsibilities that are specifically  assigned to it hereunder, in the Administrative and Recordkeeping Services

Agreement,  and  in the Trust Agreement, and no  named  fiduciary

will   incur   liability  because  of  improper  performance   or

nonperformance  of  responsibilities assigned  to  another  named fiduciary.

    13.6  Dual Fiduciary Capacity Permitted.  Any person or group of persons may serve in more than one fiduciary capacity.

   13.7 Actions by Amoco.  Wherever the Plan specifies that Amoco is  required or permitted to take any action, such action will be taken  by  its  board  of  directors, or  by  a  duly  authorized committee  thereof,  or  by  one  or  more  directors,  officers,

employees or other persons duly authorized to do so by the  board of directors.

    13.8  Advice.   A named fiduciary may employ or  retain  such

attorneys,   accountants,   investment   advisors,   consultants,

specialists  and other persons or firms as it deems necessary  or desirable  to  advise  or  assist it in the  performance  of  its duties.  Unless otherwise provided by law, the fiduciary will  be fully  protected with respect to any action taken or  omitted  by him  or  it  in  reliance upon any such person or  firm  rendered within his or its area of expertise.

                          ARTICLE XIV

                      PLAN ADMINISTRATOR



    14.1 Appointment.  Amoco is the Plan Sponsor and retains  the

authority  to  appoint  a  Plan  Administrator.   Any  notice  or

document  required  to  be  given  to  or  filed  with  the  Plan

Administrator  will be properly given or filed  if  delivered  or

mailed,  by  registered  mail,  postage  prepaid,  to  the   Plan

Administrator, in care of Amoco Corporation at 200 East  Randolph

Drive, Chicago, Illinois 60601.

    14.2  Notice  to Trustee.  Amoco will notify the  Trustee  in writing  of  the  appointment, and the Trustee  may  assume  such appointment  continues  in effect until  written  notice  to  the contrary is given by Amoco.

   14.3 Administration of Plan.  The Plan Administrator and Amoco

will  have all powers and authority necessary and appropriate  to

carry  out  its  responsibilities as provided in the  Plan.   All

determinations  and  actions of the Plan  Administrator  will  be conclusive  and  binding upon all persons,  except  as  otherwise provided herein or by law, and except that the Plan Administrator may revoke or modify a determination or action previously made in

error.   The  Plan  Administrator will exercise  all  powers  and

authority given to it in a nondiscriminatory manner.

    14.4  Reporting and Disclosure.  The Plan Administrator  will prepare,  file,  submit, distribute or make  available  any  plan descriptions, reports, statements, forms or other information  to

any   government   agency,  Employees,   former   Employees,   or

Beneficiary as may be required by law or by the Plan.

   14.5 Records.  The Plan Administrator will record its acts and decisions,  and  keep  all data, records, books  of  account  and instruments pertaining to plan administration. The Employer  will supply  all  information required by the  Plan  Administrator  to administer the Plan, and the Plan Administrator may rely upon the accuracy of such information.

    14.6 Claims Review Procedure.  Any request for benefits  (the

"claim")  by  a  Participant or his Beneficiary (the  "claimant")

will  be filed in writing with the Plan Administrator.  Within  a

reasonable   period   after  receipt  of  a   claim,   the   Plan

Administrator  will provide written notice to any claimant  whose

claim  has  been  wholly or partly denied,  including:   (a)  the

reasons  for  the denial, (b) the Plan provisions  on  which  the denial  is  based,  (c)  any additional material  or  information necessary  to  perfect  the  claim and  the  reasons  why  it  is

necessary,  and  (d)  the Plan's claims  review  procedure.   The

claimant will be given a full and fair review in writing within a reasonable period after notification of the denial.  The claimant may review pertinent documents and may submit issues and comments orally, in writing, or both.  The Plan Administrator will  render its  decision or review properly and in writing and will  include specific  reasons  for  the decision and reference  to  the  Plan provisions  on which the decision is based.  The Participant  may appeal the Plan Administrator's decision by making such appeal in writing filed with Amoco Corporation (Director, Qualified Plans -

Human  Resources) within 60 days after his receipt  of  the  Plan

Administrator's decision.

   14.7 Administrative Discretion; Final Authority.

         (a)      The Plan Administrator shall have the exclusive

discretionary authority to interpret the provisions of, and  make factual determinations under, the Plan and to decide any and  all matters arising hereunder, including without limitation the right to  remedy possible ambiguities, inconsistencies, or omissions by general  rule  or  particular decision; provided  that  all  such interpretations and decisions shall be applied in a  uniform  and nondiscriminatory  manner to all Participants  and  beneficiaries

who   are  similarly  situated.   The  Plan  Administrator  shall

determine conclusively for all parties all questions arising  out of the interpretation or administration of the Plan.

         (b)      The  Plan Administrator may delegate  authority

with  respect to certain matters, and the Plan Administrator  may allocate its responsibilities among Amoco employees.

         (c)      To  the  extent  that  the  Plan  Administrator

properly  delegates or allocates administrative powers or  duties to  any  other  individual or entity, such individual  or  entity shall  have  exclusive discretionary authority, as  described  in subsection 14.7(a), to exercise such powers or duties.

                           ARTICLE XV

                    PARTICIPATING EMPLOYERS



   15.1 Adoption by Other Employers.

        Notwithstanding anything herein to the contrary, with the

consent of Amoco, any other entity may adopt this Plan and all of the  provisions hereof, and participate herein and be known as  a participating  Employer,  by  a properly  executed  Participation

Agreement  evidencing said intent and will of such  participating

Employer.   A  Participation  Agreement  may  contain  terms  and

conditions   approved  by  Amoco  that   apply   only   to   such

participating Employer and shall constitute an amendment  of  the

Plan.

    15.2 Designation of Agent.  Each participating Employer shall be  deemed  a  part  of this Plan; provided, however,  that  with respect  to  all  of  its relations with  the  Trustee  and  Plan

Administrator  for  the purpose of this Plan, each  participating

Employer shall be deemed to have designated irrevocably Amoco  as its agent.

    15.3  Employee Transfers.  It is anticipated that an Employee may  be  transferred  between participating  Employers  and  non-

participating  Affiliated  Companies.   No  such  transfer  shall

effect  a  termination of employment hereunder  for  purposes  of

Section 10.

    15.4  Discontinuance  of  Participation.   Any  participating

Employer  shall  be  permitted  to  discontinue  or  revoke   its

participation in the Plan with a properly executed document filed with Amoco and with the consent of Amoco.

    15.5  Participating Employer Contribution for Affiliate.   If

any  participating Employer is prevented in whole or in part from making  a contribution to the Trust Fund which it would otherwise have  made under the Plan for any reason, then, pursuant to  Code

Section  404(a)(3)(B),  so much of the  contribution  which  such participating Employer was so prevented from making may be  made,

for   the   benefit  of  the  participating  Employees  of   such

participating Employer, by the other participating Employers  who are  members of the same affiliated group within the  meaning  of

Code Section 1504.

                          ARTICLE XVI

                         MISCELLANEOUS



   16.1 Qualified Domestic Relations Orders.

         (a)     A Qualified Domestic Relations Order (QDRO) is a

judgment, decree, or order which meets the requirements  of  Code

Section 414(p).  An alternate payee is an individual named in the

QDRO who is to receive some or all of the Participant's benefits.

         (b)     A payment to an alternate payee shall be in cash

and in a single sum.

   16.2 Nonalienation of Benefits.  No benefit, right or interest

hereunder   of  any  person  will  be  subject  to  anticipation,

alienation,  sale, transfer, assignment, pledge,  encumbrance  or charge,  or  to seizure, attachment or other legal, equitable  or other  process,  or  be  liable for, or subject  to,  the  debts,

liabilities or other obligations of such person, except that  the

Plan  Administrator  may  prescribe  rules  for  the  payment  of benefits  in accordance with Qualified Domestic Relations  Orders as defined in Section 16.1.

    16.3  Payment  of  Minors  and  Incompetents.   If  the  Plan

Administrator  deems  any person incapable of  giving  a  binding receipt  for  benefit payments because of his minority,  illness,

infirmity or other incapacity, it may direct payment directly for the benefit of such person, or to any person selected by Amoco to disburse it.  Such payment, to the extent thereof, will discharge all liability for such payment under the Plan.

    16.4  Current  Address  of Payee.   Any  person  entitled  to

benefits is responsible for keeping Amoco informed of his current address  at  all times.  The Plan Administrator, the Trustee  and

Amoco have no obligation to locate such person, and will be fully protected  if all payments and communications are mailed  to  his last  known address, or are withheld pending receipt of proof  of his  current address and proof that he is alive.  If payments are withheld  and  after  reasonable efforts, the Plan  Administrator cannot  locate  a  former Participant (or Beneficiary)  within  a reasonable time, but in any event not later than four (4)  years,

the  amount of the Participant's Accounts shall be forfeited  and shall  be reapplied in such a way as to reduce succeeding Company

Matching Contributions under the Plan; provided, however, that if such  former  Participant (or Beneficiary) subsequently  files  a valid  claim  for benefits with the Plan Administrator  or  Amoco with respect to his Account balances under the Plan, his Accounts shall  be restored to the value previously forfeited (and without interest) from such Accounts.

    16.5  Disputes over Entitlement to Benefits.  If two or  more

persons   claim  entitlement  to  payment  of  the  same  benefit

hereunder,  the Plan Administrator may withhold payment  of  such benefit  until  the dispute has been determined  by  a  court  of competent  jurisdiction  or  has  been  settled  by  the  persons concerned.

    16.6  Payment  of  Benefits.  Unless he elects  otherwise,  a

Participant's benefit payments under the Plan will begin no later than 60 days after the close of the Plan Year in which the latest of  the  following  dates  occurs:  (a) the  date  he  terminates service  with  his Employer; (b) his 65th birthday;  or  (c)  the tenth anniversary of the year in which he began participating  in the Plan.

    16.7  Plan  Supplements.  The provisions of the Plan  may  be modified by supplements to the Plan.  The terms and provisions of each  supplement  are  a  part  of the  Plan  and  supersede  the provisions  of  the  Plan  to the extent necessary  to  eliminate inconsistencies between the Plan and the supplement.

   16.8 Rules of Construction.

         (a)      A  word  or phase defined or explained  in  any

section  or  article  has the same meaning  throughout  the  Plan unless the context indicates otherwise.

         (b)      Where  the context so requires,  the  masculine

includes the feminine, the singular includes the plural, and  the plural includes the singular.

        (c)     Unless the context indicates otherwise, the words

"herein,"  "hereof,"  "hereunder," and words  of  similar  import refer to the Plan as a whole and not only to the section in which they appear.

    16.9  Text Controls.  Headings and titles are for convenience only and the text will control in all matters.

   16.10          Applicable State Law.  To the extent that state

law  applies,  the  provisions of the  Plan  will  be  construed,

enforced  and administered according to the laws of the State  of

Georgia.

    16.11   Plan  Administration Expenses.  All  reasonable  Plan

administration  expenses shall be paid out  of  the  Trust  Fund;

provided  that  the  obligation of the Trust  Fund  to  pay  such expenses  shall  cease to exist to the extent such  expenses  are paid  by  an  Employer  or  are paid  to  the  Trust  Fund  as  a reimbursement by an Employer.  This provision shall be deemed  to apply  to any contract or arrangement to provide for expenses  of

plan  administration  without  regard  to  whether  or  not   the

signatory  or  party  to such contract or arrangement  is,  as  a

matter   of   administrative  convenience,  an   Employer.    Any

reasonable plan administration expense paid to the Trust Fund  by an  Employer  as  a  reimbursement shall  not  be  considered  an

Employer  contribution and shall not be credited to Participants'

Accounts.   The Plan Administrator shall only direct the  Trustee

to  pay Plan administration expenses from the Trust Fund upon the written direction of Amoco.

   16.12          Voting and Tendering of Amoco Stock.

         (a)     For the purposes of voting or responding to bona

fide  offers with respect to the Amoco Corporation Stock held  by

the   Plan,  each  Participant  and  Beneficiary  of  a  deceased

Participant whose Accounts are invested in whole or  in  part  in the  Amoco  Stock  Fund shall be a "named fiduciary"  within  the meaning of Section 403(a)(1) of ERISA.  The Trustee shall  follow the  proper instructions, which instructions shall be held by the

Trustee   in   strict   confidence,  of  the   Participants   and

Beneficiaries with respect to such Amoco Corporation stock in the manner described in this Section 16.

         (b)      Before each annual or special meeting of  Amoco

Corporation,   there  shall  be  sent  to  each  Participant   or

Beneficiary to whom Amoco Corporation stock is allocated  a  copy of the proxy solicitation material for the meeting, together with a  form requesting instructions to the Trustee on how to vote the

Amoco  Corporation stock allocated to his Accounts.  Upon receipt

of   such   instructions,  the  Trustee  shall  vote  the   Amoco

Corporation stock as instructed.

         (c)      The Trustee shall vote Amoco Corporation  stock

for  which  no  voting instructions are timely  received  to  the extent required by law in its uncontrolled discretion.

         (d)      In the event that a bona fide offer (such as  a

tender  offer  or exchange offer) shall be made  to  acquire  any

Amoco  Corporation  Employer stock  held  by  the  Trustee,  each

Participant  or  Beneficiary of a deceased Participant  shall  be entitled to direct the Trustee as to the disposition of the Amoco

Corporation stock (including fractional shares) allocated to  his

Accounts,  and  to  direct the Trustee to  take  other  solicited action  on  his behalf (including the voting of such Stock)  with respect to the Amoco Corporation stock allocated to this account.

Amoco,  with the cooperation of the Trustee, shall use  its  best efforts  to provide each Participant or Beneficiary to whom  this paragraph  may  apply  with  a copy  of  any  offer  solicitation material  generally available to members of the public  who  hold the  Amoco Corporation stock affected by the offer, or with  such

other  written  information as the offeror  may  provide.    Such

material shall be provided with a form requesting instructions to the  Trustee as to the disposition under the offer of  the  Amoco

Corporation  stock allocated to each Account.   Upon  receipt  of

such  instructions  from  the  Participant  or  Beneficiary,  the

Trustee  shall  respond  to the offer  in  accordance  with  such

instructions   with  respect  to  the  Amoco  Corporation   stock

allocated to the Account.

         (e)      The Trustee shall respond to an offer described

in  subsection  (d) with respect to Amoco Corporation  stock  for which  no instructions are timely received to the extent required by law in its uncontrolled discretion.

    16.13           Action  by Company.  Any action  required  or

permitted  to  be  taken  by Amoco (or a participating  Employer)

under  the Plan shall be by resolution of its Board of Directors,

by  resolution  of a duly authorized committee of  its  Board  of

Directors, or by a person or persons authorized by resolution  of its Board of Directors or such committee.

                          SUPPLEMENT A

               Special Rules for Top-Heavy Plans


    A-1. Purpose and Effect. The purpose of this Supplement A is to comply with the requirements of Section 416 of the Internal Revenue Code. The provisions of this Supplement A shall be effective for each Plan Year in which the Plan is a "top-heavy plan" within the meaning of Section 416(g) of the Internal Revenue Code.


   A-2. Top-Heavy Plan. In general, the Plan will be a top-heavy plan for any Plan Year if, as of the last day of the preceding Plan Year (the "determination date"), the aggregate account balances of Participants who are key employees (as defined in Section 416(i)(1) of the Internal Revenue Code) exceed 60 percent of the aggregate account balances of all Participants. In making the foregoing determination, the following special rules shall apply:

                       (a)    A  Participant's  account  balances
                   shall be increased by the aggregate distributions, if any, made with respect to the Participant during the 5-year period ending on the determination date.

                      (b)   The account balances of a Participant
                   who was previously a key employee, but who  is
                   no   longer   a   key   employee,   shall   be
                   disregarded.

                       (c)    The accounts of a beneficiary of  a
                   Participant shall be considered accounts of the Participant.

                      (d)   The account balances of a Participant
                   who did not perform any services for the company during the 5-year period ending on the determination date shall be disregarded.


    A-3.  Key  Employee.   In general, a  "key  employee"  is  an
employee who, at the time during the 5-year period ending on the determination date, is:

                       (a)   an officer of Amoco receiving annual
                   compensation greater than 50% of the limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code; provided, that for purposes of this subparagraph (a), no more than 50 employees of Amoco (or if lesser, the greater of employees or 10 percent of the employees) shall be treated as officers;

                       (b)    one  of the ten employees receiving
                   annual compensation from Amoco of more than the limitation in effect under Section 415(c)(1)(A) of the Internal Revenue Code and owning both more than 1/2 percent interest and the largest interest in Amoco;

                      (c)   a 5 percent owner of Amoco; or

                       (d)   a 1 percent owner of Amoco receiving
                   annual compensation from Amoco of more than $150,000.

    A-4. Minimum Vesting.  For any Plan Year in which the Plan is a  top-heavy  plan,  a  Participant's vested  percentage  in  his
company   contribution  account  shall  not  be  less  than   the
percentage determined under the following table:

  Years of Service       Vested Percentage
     Less than 2                 0
          2                     20
          3                     40
          4                     60
          5                     80
      6 or more                 100

If the foregoing provisions of this paragraph A-4 become effective, and the Plan subsequently ceases to be a top-heavy plan, each Participant who has then completed three or more years of service may elect to continue to have the vested percentage of his company contribution account determined under the provisions of this paragraph A-4.


   A-5. Minimum Company Contribution. For any Plan Year in which the Plan is a top-heavy plan, the company contributions, if any, credited to each Participant who is not a key employee shall not be less than three percent of such Participant's compensation for that year. In no event, however, shall the company contributions credited in any year to a Participant who is not a key employee (expressed as a percentage of such Participant's compensation) exceed the maximum company contribution and remainders credited in that year to a key employee (expressed as a percentage of such key employee's compensation up to $150,000).


   A-6. Maximum Earnings. For any Plan Year in which the Plan is a top-heavy plan, a Participant's earnings in excess of $150,000 (or such greater amount as may be determined by the Commissioner of Internal Revenue for that Plan Year) shall be disregarded for purposes of subsection 5.5 of the Plan.


    A-7. Aggregation of Plans. In accordance with Section 416(g)(2) of the Internal Revenue code, other plans maintained by Amoco may be required or permitted to be aggregated with this Plan for purposes of determining whether the Plan is a top-heavy plan.


   A-8. No Duplication of Benefits. If Amoco maintains more than one plan, the minimum company contribution otherwise required under the paragraph A-5 above may be reduced in accordance with regulations of the Secretary of the Treasury to prevent inappropriate duplication of minimum contributions or benefits.

   A-9. Adjustment of Combined Benefit Limitations. For any Plan Year in which the Plan is a top-heavy plan, the determination of the defined contribution plan fraction and defined benefit plan fraction under subsection 5.4 of the Plan shall be adjusted in accordance with the provisions of Section 416(h) of the Internal Revenue Code.


    A-10.         Use of Terms.  All terms and provisions of  the
Plan shall apply to this Supplement A, except that where the terms and provisions of the Plan and this Supplement A conflict, the terms and provisions of this Supplement A shall govern.

                                                    Exhibit 4 (B)



       Agreement and Declaration of Trust made as of this 14th day of  December,  1995,  by  and between Amoco  Fabrics  and  Fibers

Company, a Delaware corporation, and BANKERS TRUST COMPANY, a New

York banking corporation.



                      W I T N E S S E T H:



       WHEREAS,  Amoco  Fabrics  and  Fibers  Company  wishes  to establish  a master trust to serve as a funding medium for  Amoco

Fabrics  and  Fibers  Company Hourly 401(k) Savings  Plan,  Amoco

Fabrics  and  Fibers Company Salaried 401(k)  Savings  Plan,  and

other eligible employee benefit plans of Amoco Fabrics and Fibers

Company and its subsidiaries and affiliates; and


      WHEREAS, Bankers Trust Company is willing to act as trustee of  such  trust upon all of the terms and conditions  hereinafter set forth.


       NOW,  THEREFORE,  Amoco  Fabrics and  Fibers  Company  and

Bankers  Trust  Company  declare and  agree  that  Bankers  Trust

Company  will receive, hold and administer all sums of money  and such  other property acceptable to Bankers Trust Company as shall from  time  to  time  be contributed, paid  or  delivered  to  it hereunder,  IN  TRUST,  upon  all  of  the  following  terms  and conditions:



                            ARTICLE I

                   Title-Purpose-Policy-Effect

       1.1.      Name.   The  master trust established  hereunder

shall  be  known  as the Amoco Fabrics and Fibers Company  Master

Trust and is sometimes hereinafter referred to as the "Trust".

       1.2.      Definitions.  Where used in this  Agreement  and

Declaration  of Trust, unless the context otherwise  requires  or unless otherwise expressly provided:

          (a) "Account Party" shall mean the Person designated by

     the  Company to represent the Company for this purpose,  the

     Named Fiduciary and any Person to whom the Trustee shall  be instructed by the Named Fiduciary to deliver its  annual  or other  periodic  account under Section 8.2 or  Section  8.3,

     except,  that with respect to any filings, notices,  reports or accountings required to be given under the General Trust,

     "Account  Party" shall be limited to that officer designated herein to represent the Company.

           (b)  "Accounting Period" shall mean either the  twelve

     consecutive  month period coincident with the calendar  year

     or,   if   different,  the  common  fiscal   year   of   the

     Participating  Plans or the shorter period in  any  year  in which  the  Trustee accepts appointment as Trustee hereunder or,  with respect to any Participating Plan or Plans, ceases to act as Trustee for any reason.

          (c) "Administrative Committee" shall mean, with respect

     to  each  Participating Plan, the Committee or other  Person

     responsible   for   benefit   administration   under    such

     Participating Plan, including any representative (designated in writing as such) or designee thereof authorized to act on behalf of such Committee.

           (d)  "Agreement" shall mean all of the  provisions  of

     this   instrument  and  of  all  other  written  instruments

     amendatory hereof.

           (e) "Asset Manager" shall mean the Trustee (other than

     for  purposes of Article VI), Named Fiduciary or  Investment

     Manager,  individually or collectively as the context  shall require, with respect to those assets held in any Investment

     Fund  established hereunder over which it exercises,  or  to the  extent  it  is  authorized to  exercise,  discretionary investment authority or control.

           (f) "Bank business day" shall mean a day on which  the

     Trustee is open for business.

          (g) "Bankers" shall mean Bankers Trust Company.

           (h)  "Board  of  Directors" shall mean  the  board  of

     directors of the Company.

           (i)  "Code"  shall mean the Internal Revenue  Code  of

     1986,  as amended from time to time, and Regulations  issued thereunder.

           (j)  "Common Stock Fund" shall mean an Investment Fund

     consisting of common stock of the Company.

           (k)  "Company"  shall mean Amoco  Fabrics  and  Fibers

     Company or any successor thereto.

           (l)  "Company  Stock" shall mean the common  stock  of

     Amoco Corporation.

           (m) "Directed Fund" shall mean any Investment Fund, or

     part  thereof,  subject to the discretionary management  and control  of  the Named Fiduciary or any Investment  Manager,

     other than the Trustee.

           (n)  "Discretionary  Fund" shall mean  any  Investment

     Fund,   or   part  thereof,  subject  to  the  discretionary

     management and control of the Trustee.

           (o)  "ERISA" shall mean the Employee Retirement Income

     Security Act of 1974, as amended from time to time.

           (p)  "General  Trust" shall mean the BT Pyramid  Trust

     created by Bankers Trust Company under Declaration of  Trust effective June 30, 1991, as heretofore or hereafter amended.

           (q)  "Insurance Contract" shall mean any  contract  or

     policy  (including any annuity contract) of any kind  issued by  an  insurance company, whether or not providing for  the allocation  of  amounts  received by the  insurance  company thereunder solely to the general account or solely to one or

     more   separate   accounts  (including   separate   accounts

     maintained  for  the  collective  investment  of   qualified

     retirement plans), or a combination thereof, and whether  or not any such allocation may be made in the discretion of the insurance company.

           (r)  "Investment Fund" shall mean each pool of  assets

     established for investment purposes pursuant to Section  5.1 in the Trust in which one or more Participating Plans has an interest  during an Accounting Period.  The term shall  also include for all purposes hereof any sub-fund or account into which an Investment Fund shall be divided from time to  time at the direction of the Named Fiduciary.

           (s)  "Investment Manager" shall mean a bank, insurance

     company or investment adviser satisfying the requirements of

     Section 3(38) of ERISA.

            (t)  "Investment  Vehicle"  shall  mean  any  common,

     collective or commingled trust (other than the General Trust or  an  Investment  Fund), investment  company,  corporation

     functioning   as   an  investment  intermediary,   Insurance

     Contract,  partnership, joint venture  or  other  entity  or arrangement  to which, or pursuant to which,  assets  of  an

     Investment  Fund within the Trust may be transferred  or  in which  the  Trust has an interest, beneficial  or  otherwise

     (whether or not the underlying assets thereof are deemed  to constitute "plan assets" for any purpose under ERISA).

           (u)  "Master  Fund"  shall mean  all  cash  and  other

     property  contributed,  paid or  delivered  to  the  Trustee hereunder,  all  investments  made  therewith  and  proceeds thereof and all earnings and profits thereon, less payments,

     transfers  or  other distributions which,  at  the  time  of

     reference,   shall  have  been  made  by  the  Trustee,   as

     authorized  herein.   The  Master Fund  shall  include  each

     Investment Fund and all evidences of ownership, interest  or participation  in  an  Investment Vehicle,  but  shall  not,

     solely by reason of the Master Fund's investment therein, be deemed to include any assets of such Investment Vehicle.

           (v)  "Named  Fiduciary" shall mean the Person  or  its

     designee  with respect to a Participating Plan, who,  within the meaning of Section 402(a)(2), 402(c)(3) or 403(a)(1)  of

     ERISA,  has the authority to perform the separate  functions allocated  to  that "Named Fiduciary" under this  Agreement.

     Unless otherwise specifically provided to the contrary,  the

     Named  Fiduciary  shall  mean the  Administrative  Committee appointed pursuant to the Participating Plans.

           (w)  "Participating  Plan"  shall  mean  any  employee

     benefit  plan  which meets the requirements for  eligibility specified  in  Section  2.1.  [All Participating  Plans  are listed on Appendix A attached hereto.]

           (x)  "Person"  shall  mean a  natural  person,  trust,

     estate,  corporation of any kind or purpose, mutual company,

     joint-stock     company,    unincorporated     organization,

     association,    partnership,   joint    venture,    employee

     organization,  committee,  board, participant,  beneficiary,

     trustee,  partner,  or  venturer acting  in  an  individual,

     fiduciary  or  representative capacity, as the  context  may require.

          (y) "Section" shall mean any Section of this Agreement.

            (z)   "Share"   shall  mean  the  interest   of   any

     Participating Plan in the Master Fund, and where appropriate any  Investment  Fund,  the accounting  for  which  will  be maintained  by the Trustee in a manner agreed  upon  between the Company and the Trustee and may be expressed in "units".

           (aa)  "Trustee" shall mean Bankers Trust  Company,  as

     Trustee of the Trust.

           (bb)  "Valuation Date" shall mean the last day of  the

     Accounting  Period, calendar quarter or  any  more  frequent date  for reporting and/or investment purposes agreed to  by the Trustee.

       The  plural of any term shall have a meaning corresponding to the singular thereof as so defined and any neuter pronoun used herein  shall include the masculine or feminine, as  the  context may require.

       1.3.      Purpose.  The Trust is established to  fund  the

benefits  payable  to participants and their beneficiaries  under each Participating Plan.

        1.4  Exclusive  Benefit.   Except  as  may  otherwise  be

permitted by law and the terms of the Participating Plan,  at  no time prior to the satisfaction of all liabilities with respect to participants and their beneficiaries under any Participating Plan shall  any part of the Share of such Participating Plan  be  used for,  or  diverted to, any purposes other than for the  exclusive benefit  of  such participants and their beneficiaries,  and  for defraying the reasonable expenses of administering such Plan.  No provision herein designed to provide for the pooling of assets of

Participating Plans for investment purposes shall  be  deemed  or construed  to  authorize the utilization of  the  assets  of  any

Participating  Plan to discharge the obligations and  liabilities of any other Plan.

      1.5.     Effect.  All Persons at any time interested in any

Participating  Plan  shall be bound by  the  provisions  of  this

Agreement  and,  in  the  event  of  any  conflict  between  this

Agreement  and  the  provisions of a Participating  Plan  or  any instrument or agreement forming part of such Plan other than this

Agreement, the provisions of this Agreement shall control.

       1.6.     Domestic Trust.  The Trust shall at all times  be

maintained as a domestic trust in the United States.

         1.7.       Trustee   Not   Responsible   for   Enforcing

Contributions  or  for  Sufficiency. The Trustee  shall  have  no responsibility for enforcing payment of any contribution  to  any

Participating Plan, for the timing or amount thereof, or for  the adequacy of the Master Fund or the funding standards adopted  for any  Participating Plan to meet or discharge any pension or other liabilities of such Plan.



                           ARTICLE II

                          Participation

        2.1.       Eligibility.    Any  employee   benefit   plan

established  by the Company, or a subsidiary or an  affiliate  of the  Company,  may  be funded, in whole or in part,  through  the

Trust  if (i) the plan is qualified under Section 401(a)  of  the

Code, (ii) the Trust is exempt from taxation under Section 501(a)

of  the  Code, and (iii) this Agreement has been duly adopted  as the  trust  under the Plan by the Board of Directors  or  by  the board  of  directors of a subsidiary or affiliate of the  Company and, in the case of such subsidiary or affiliate, the Company has consented thereto.

      2.2.     Effect on Adopting Company.  When the Master Trust

has  been  adopted by any subsidiary or affiliate of the Company,

such  subsidiary  or affiliate shall be bound by  the  decisions,

instructions,  actions  and  directions  of  the   Company,   the

Administrative  Committee  or  the  Named  Fiduciary   under   or

affecting  this  Agreement,  and  the  Trustee  shall  be   fully

protected  by  the Company and such subsidiary  or  affiliate  in relying  upon the decisions, instructions, actions and directions

of  the  Company,  the  Administrative Committee   or  the  Named

Fiduciary.  Except as may be hereafter specifically provided, the

Trustee shall not be required to give notice to or to obtain  the consent of any subsidiary or affiliate with respect to any action to  be  taken by the Trustee pursuant to this Agreement, and  the

Company  shall have the sole authority to enforce this  Agreement on behalf of any subsidiary or affiliate.

       2.3.      Shares.  The Trustee shall maintain  a  separate

account  and such sub-accounts as it and the Company  shall  deem advisable  to  reflect the Share of each Participating  Plan,  or part thereof.  The Named Fiduciary shall provide the Trustee with current information in order that the Trustee may determine  such

Shares.  An Investment Fund may be divided into such one or  more sub-funds or accounts or described in a different manner  on  any books kept or reports rendered by the Trustee without in any  way affecting the duties or responsibilities of the Trustee under the provisions  of this Agreement; provided, however, the  books  and records  of the Trustee shall at all times be maintained so  that the interest of each Participating Plan may be determined.

      2.4.     Valuations.  The Trustee shall determine the value

of  the assets of the Master Fund and each Investment Fund as  of each Valuation Date.  Except in the case of an Investment Fund in which  amortized cost is the valuation method designated,  assets will be valued at their market values at the close of business on the  Valuation  Date, or, in the absence of readily ascertainable market  values, at such values as the Trustee shall determine  in accordance  with  methods  consistently  followed  and  uniformly

applied.    Anything   in   this  Agreement   to   the   contrary

notwithstanding, with respect to assets constituting  part  of  a

Directed  Fund,  the Trustee may rely for all  purposes  of  this

Agreement  on  the  latest valuation and transaction  information submitted  to it by the Person responsible for the investment  of such assets even if such information predates the Valuation Date.

The Named Fiduciary will cause such Person to provide the Trustee with  all  information  needed by the Trustee  to  discharge  its obligations  to  value  such assets and  to  account  under  this

Agreement.

       2.5.      Participant Records and Accounts.   The  Trustee

shall  maintain separate accounts for each Participant  to  which shall  be credited units of participation in the Master  Fund  in

accordance  with the provisions of the Participating  Plan.   The

Trustee  shall  render a statement to each Participant  at  least annually,  or  more  often if requested by  the  Committee,  with

respect  to  such  accounts in accordance  with  the  Plan.   The

Committee   shall  direct  the  Trustee  as  to  the   names   of

Participants, the respective contributions to be credited to  the account of each, the directions of Participants, beneficiaries or legal representatives, and other data required by the Trustee  to maintain  a record of the accounts of Participants, to  determine the amounts to be invested in the respective Investment Fund, and

to  make  distributions  therefrom.   The  Trustee  may  rely  on

directions   received   by  facsimile  transmission,   or   other

teleprocess or electronic transmission acceptable to it and which it  believes  in good faith to have been given by  an  authorized

person  or  persons.   The  Trustee may rely  absolutely  on  all

directions by the Committee.  The Trustee shall be under no  duty or  obligation  to  question  such direction  or  to  verify  the accuracy  of  such direction by reference to the records  of  the

Company or Committee.

       The  undertaking of the foregoing administrative functions by  the  Trustee is neither intended to nor shall be inferred  to confer  any  other  power  or  responsibility,  discretionary  or otherwise, upon the Trustee, or upon any employee of the  Trustee with  respect to the administration of the Participating Plan  by

the   Administrative   Committee,  the   determination   of   any

Participant's  rights  thereunder,  or  the  investment  of   any

Participant's account by an Investment Manager.



                           ARTICLE III

              Administration of Participating Plans

       3.1.      Payment  of Benefits.  On the direction  of  the

Administrative Committee, the Trustee shall pay moneys out of the share  of a Participating Plan directly to or for the benefit  of participants  in  such  Plan and their beneficiaries,  or  to  an insurance company to provide for the payment of such benefits  by the  purchase  of  an  Insurance Contract,  or  to  a  paying  or disbursing agent (which may be the Administrative Committee). Any assets  disbursed  or paid over by the Trustee pursuant  to  this

Section 3.1 shall no longer be part of the Master Fund.

        3.2.      Reliance  on  Administrative  Committee.    Any

directions pursuant to Section 3.1 may, but need not, specify the application  to be made of moneys so ordered.  The Trustee  shall charge such transfer against the Share of such one or more of the

Participating Plans as the Administrative Committee shall direct.

Each  direction to the Trustee under Section 3.1 shall constitute

a   certification  by  the  Administrative  Committee  that  such direction is in accordance with applicable law, the terms of  any relevant Participating Plan and the terms of this Agreement,  and the Trustee shall have no duty to make any independent inquiry or investigation as to any of the foregoing before acting upon  such direction, or to see to the application of any moneys paid over.

       3.3.      Trustee Not Responsible for Plan Administration.

The  Trustee  shall not be responsible under this  Agreement,  or otherwise,  in any way respecting the determination, computation,

payment  or  application of any benefit,  for  the  form,  terms,

payment  provisions or issuer of any Insurance Contract which  it is  directed  to purchase to provide for the payment of  benefits under  any Participating Plan, for performing any functions under any  such Insurance Contract which it may be directed to purchase and/or  hold  as  contract  holder  thereunder  (other  than  the execution  of  any documents incidental thereto and  transfer  or receipt  of funds thereunder), or for any other matter  affecting the administration of a Participating Plan, by the Company or the

Administrative  Committee  or  any  other  Person  to  whom  such responsibility is allocated or delegated pursuant to the terms of the Participating Plan.



                           ARTICLE IV

                   Investment of Trust Assets

       4.1.     Asset Managers.  Discretionary authority for  the

management  and  control of assets of a Participating  Plan  from time  to  time held in the Master Fund may be retained, allocated or  delegated, as the case may be, for one or more  purposes,  to and  among  the  Asset Managers by the Named  Fiduciary,  in  its absolute  discretion.  The terms and conditions  of  appointment,

authority  and retention of any Asset Manager shall be  the  sole responsibility of the Named Fiduciary.  The Named Fiduciary shall promptly  notify  the Trustee in writing of  the  appointment  or removal  of an Asset Manager.  Any notice of appointment pursuant to  this  Section  4.1  shall  constitute  a  representation  and warranty  that the Asset Manager has been appointed in accordance with  the provisions of the Participating Plan and that any Asset

Manager  (other  than the Trustee or the Named Fiduciary)  is  an

Investment Manager.

       4.2.      Investment Discretion.  Subject to Section  5.1,

the assets of the Trust shall be invested and reinvested, without distinction between principal and income, at such time  or  times in such investments and pursuant to such investment strategies or courses  of  action  and in such shares and proportions,  as  the

Asset Managers, in their sole discretion, shall deem advisable.

      4.3.     Limitations on Investment Discretion.  In addition

to  the  limitations imposed by Section 5.1, the Named  Fiduciary may  limit, restrict or impose guidelines affecting the  exercise of  the  discretion hereinabove conferred on any  Asset  Manager.

Any  limitations,  restrictions or guidelines applicable  to  the

Trustee,  as Asset Manager, shall be communicated in  writing  to

the  Trustee.   The  Trustee shall have  no  responsibility  with

respect  to  the  formulation  of  any  funding  policy  or   any

investment  or  diversification policies embodied  therein.   The

Named  Fiduciary  shall  be responsible  for  communicating,  and monitoring adherence to, any limitations or guidelines imposed on any  other  Asset Manager by Section 5.1 or Section  7.3  or  the guidelines described above.

       4.4.      Responsibility for Diversification.   The  Named

Fiduciary    shall    be   responsible   for   determining    the

diversification  policy (if required) of  the  Master  Fund,  for monitoring  adherence by the Asset Managers to such  policy,  and for  advising  the Asset Managers with respect to limitations  on employer  or  other  securities  or  property  contained  in  any

Participating Plan or imposed on such Plan by applicable  law  or by the Named Fiduciary.

                            ARTICLE V

             Investment Funds Within the Master Fund

       5.1.     Participating Investment Funds.  At the direction

of  the Named Fiduciary, the interest of a Participating Plan  in the Master Fund may be allocated and held and invested in one  or

more   Investment  Funds  established  hereunder  by  the   Named

Fiduciary  as  required  or  permitted  by  the  terms  of   each

Participating Plan.  As of the date hereof, the Master Fund shall be held and invested in the Investment Funds listed and described in  [Appendix  B] attached hereto.  The Named Fiduciary,  to  the

extent   permitted  by  a  Participating  Plan,   may   establish

additional  Investment Funds, or freeze, terminate or modify  the description  of  any Investment Fund.  The determination  of  the

Named  Fiduciary  of investments eligible for  inclusion  in  any

Investment  Fund shall be conclusive and binding on  all  Persons interested  in  the Participating Plans.  Such  Investment  Funds

shall  include, where applicable, a Common Stock Fund which shall consist  of  Company Stock.  The income of each  Investment  Fund shall  be  accumulated and invested in such Fund.  To the  extent that  any  cash shall be allocated to the Common Stock Fund,  the

Trustee  shall regularly purchase the Company Stock on  the  open market  or,  if  the  Plan so provides, from the  Company  or  in private  transactions,  in  accordance with  a  non-discretionary purchasing program.

      The Trustee shall have no authority or obligation to invest or  reinvest  cash balances of any Directed Fund in  the  General

Trust or otherwise pursuant to this Agreement unless and until it receives  appropriate  directions from the  Asset  Manager.  Cash balances  (including interim investment thereof)  in  the  Common

Stock  Fund shall be limited to the administrative needs of  such

Investment Fund.  For the purpose of this Section 5.1 and Section

5.2., "administrative needs" shall mean needs consistent with the

Trustee's  implementation  of  the  regular  purchasing   program

described herein, anticipated distributions and withdrawals  from such Investment Fund, and transfers among the Investment Funds at

the   election   of  participants.   Any  investment   limitation

affecting  Company  securities shall not  be  applicable  to  the extent  any  Investment Fund is invested in units of the  General

Trust.

       5.2.      The  Company  Stock Fund.   Notwithstanding  the

unrestricted  powers conferred on the Trustee in this  Agreement,

the  Trustee shall purchase and retain the Company Stock  in  the

Common  Stock Fund regardless of market fluctuations and, subject to  Article XVI, the Trustee shall sell such stock only  to  meet

administrative  needs  of the Participating  Plan.   The  Company

shall  undertake the responsibility to inform Participating  Plan participants of the unique nature of the Common Stock Fund.



                           ARTICLE VI

                Responsibility for Directed Funds

       6.1.      Responsibility  for Selection  of  Agents.   All

transactions  of  any kind or nature in or from a  Directed  Fund shall  be made upon such terms and conditions and from or through such  brokers,  dealers and principals and other  agents  as  the

Asset  Manager  shall  direct.  No  such  transactions  shall  be executed  through the facilities of the Trustee except where  the

Trustee  shall  make  available its  facilities  solely  for  the purpose  of  temporary investment of cash reserves of a  Directed

Fund.   However, nothing in the preceding sentence  shall  confer

any authority upon the Trustee to invest the cash balances of any

Directed  Fund unless and until it receives directions  from  the

Asset Manager.

        6.2.      Trustee  Not  Responsible  for  Investments  in

Directed Funds.  The Trustee shall be under no duty or obligation to  review or to question any direction of any Asset Manager,  or to  review securities or any other property held in any  Directed

Fund  with  respect  to  prudence or  proper  diversification  or compliance  with any limitation on the Asset Manager's  authority under  this Agreement or the terms of a Participating  Plan,  any agreement entered into between the Company or the Named Fiduciary and  the  Asset Manager or imposed by applicable law, or to  make any  suggestions  or  recommendation to the  Company,  the  Named

Fiduciary  or the Asset Manager with respect to the retention  or investment of any assets of any Directed Fund, and shall have  no authority to take any action or to refrain from taking any action with respect to any asset of a Directed Fund unless and until  it is directed to do so by the Asset Manager.

       6.3.     Investment Vehicles.  Any Investment Vehicle,  or

interest therein, acquired by or transferred to the Trustee  upon the  directions  of  the Asset Manager shall be  allocated  to  a

designated   Directed   Fund,  and  the  Trustee's   duties   and

responsibilities under this Agreement shall not be  increased  or otherwise  affected  thereby.  The Trustee shall  be  responsible solely  for the safekeeping of the physical evidence, if any,  of the  Trust's  ownership of or interest or participation  in  such

Investment Vehicle.

       6.4.     Reliance on Asset Manager.  The Trustee shall  be

required  under  this Agreement to execute documents,  to  settle transactions, to take action on behalf of or in the name  of  the

Trust  and to make and receive payments on the direction  of  the

Asset   Manager.  Any  direction  of  the  Asset  Manager   shall

constitute   a  certification  to  the  Trustee  (i)   that   the

transaction  will  not constitute a prohibited transaction  under

ERISA  or the Code, (ii) that the investment is authorized  under the  terms  of  this  Agreement and any other  agreement  or  law affecting the Asset Manager's authority to deal with the Directed

Fund,   (iii)  that  any  contract,  agency,  joinder,  adoption,

participation or partnership agreement, deed, assignment or other document  of any kind which the Trustee is requested or  required to execute to effectuate the transaction has been reviewed by the

Asset  Manager and, to the extent it deems advisable and prudent,

its  counsel, (iv) that such instrument or document is in  proper form  for  execution by the Trustee, (v) that, where appropriate,

insurance protecting the Trust against loss or liability has been or  will be maintained in the name of or for the benefit  of  the

Trustee, and (vi) that all other acts to perfect and protect  the

Trust's  rights have been taken, and the Trustee  shall  have  no duty  to make any independent inquiry or investigation as to  any of the foregoing before acting upon such direction.  In addition,

the  Trustee  shall not be liable for the default of  any  Person with  respect  to any Investment Vehicle or any investment  in  a

Directed Fund or for the form, genuineness, validity, sufficiency or effect of any document executed by, delivered to or held by it for  any Directed Fund on account of such investment, or if,  for any  reason  (other than the negligence or willful misconduct  of the Trustee) any rights of the Trust therein shall lapse or shall become unenforceable or worthless.

       6.5.     Merger of Funds.  The Trustee shall not have  any

discretionary  responsibility or authority to manage  or  control any asset held in a Directed Fund upon the resignation or removal of  an  Asset  Manager unless and until it has been  notified  in writing by the Named Fiduciary that the Asset Manager's authority has  terminated and that such Directed Fund's assets  are  to  be integrated with the Discretionary Fund.  Such notice shall not be deemed  effective until two bank business days after it has  been received by the Trustee. The Trustee shall not be liable for  any losses  to the Master Fund resulting from the disposition of  any investment made by the Asset Manager or for the retention of  any illiquid  or unmarketable investment or any investment  which  is not  widely  publicly  traded or for the  holding  of  any  other investment acquired by the Asset Manager if the Trustee is unable to dispose of such investment because of any restrictions imposed by  the Securities Act of 1933 or other Federal or state law,  or if an orderly liquidation of such investment is impractical under

prevailing  conditions,  or  for  failure  to  comply  with   any

investment limitations imposed pursuant to Section 4.3 or 5.1, or for  any  other  violation of the terms of  this  Agreement,  the

Participating Plans or applicable law as a result of the addition of Directed Fund assets to the Discretionary Fund.

       6.6.      Notification  of  Named Fiduciary  in  Event  of

Breach.  If the Trustee has knowledge of a breach committed by an

Asset  Manager, it shall notify the Named Fiduciary thereof,  and the  Named  Fiduciary shall thereafter assume full responsibility to  all  Persons interested in the Participating Plans to  remedy such breach.

       6.7.      Definition  of Knowledge.   The  parties  hereto

acknowledge  that while the Trustee will perform  certain  duties

(such   as   custodial,  reporting,  recording,   valuation   and

bookkeeping  functions)  with respect  to  Directed  Funds,  such duties  will  not  involve  the  exercise  of  any  discretionary authority  to manage or control the assets of the Directed  Funds and will be the responsibility of officers or other employees  of the  Trustee  who are unfamiliar with and have no  responsibility

for   investment  management.   Therefore,  in  the  event   that

knowledge  of the Trustee shall be a prerequisite to  imposing  a duty  upon or to determining liability of the Trustee under  this

Agreement  or any statute regulating the conduct of  the  Trustee with  respect to such Directed Funds or relieving the Company  of its  undertakings  under Section 16.2, the Trustee  will  not  be deemed to have knowledge of, or to have participated in, any  act or  omission  of  an  Asset Manager involving the  investment  of assets allocated to the Directed Funds as a result of the receipt and  processing  of information in the course of performing  such duties.

      6.8.     Duty to Enforce Claims.  The Trustee shall have no

duty to commence or maintain any action, suit or legal proceeding on  behalf  of  the  Trust on account of or growing  out  of  any investment made in or for a Directed Fund unless the Trustee  has been  directed  to  do  so  by the Asset  Manager  or  the  Named

Fiduciary and unless the Trustee is either in possession of funds sufficient  for  such  purpose or has  been  indemnified  to  its satisfaction  for  counsel fees, costs  and  other  expenses  and liabilities  to which it, in its sole judgment, may be  subjected

by   beginning  or  maintaining  such  action,  suit   or   legal

proceeding.

      6.9.     Restrictions on Transfer.  Nothing herein shall be

deemed  to  empower any Asset Manager to direct  the  Trustee  to transfer  any  asset  of a Directed Fund  to  itself  except  for purposes enumerated in paragraph (j), (l) or (m) of Section 7.1.



                           ARTICLE VII

                    Powers of Asset Managers

       7.1.     General Powers.  Without in any way limiting  the

powers  and discretions conferred upon any Asset Manager  by  the other  provisions of this Agreement or by law, each Asset Manager shall  be  vested with the following powers and discretions  with respect to the assets of the Trust subject to its management  and control,  and,  upon  the directions of the Asset  Manager  of  a

Directed  Fund, the Trustee shall make, execute, acknowledge  and deliver any and all documents of transfer and conveyance and  any and all other instruments that may be necessary or appropriate to

enable   such  Asset  Manager  to  carry  out  such  powers   and

discretions:

           (a)  to  sell, exchange, convey, transfer or otherwise

dispose of any property by private contract or at public auction,

and  no  person dealing with the Asset Manager shall be bound  to see  to the application of the purchase money or to inquire  into the  validity, expediency or propriety of any such sale or  other disposition;

           (b)  to  enter  into contracts or to make  commitments

either  alone  or  in  company with others  to  sell  or  acquire property;

          (c) to purchase or sell, write or issue, puts, calls or

other  options,  covered or uncovered, to  enter  into  financial

futures   contracts,  forward  placement  contracts  and  standby

contracts,  and  in  connection therewith, to deposit,  hold  (or direct  Bankers,  as  Trustee or in its individual  capacity,  to deposit or hold) or pledge assets of the Master Fund;

           (d) to purchase part interests in real property or  in

mortgages  on real property, wherever such real property  may  be situated;

           (e) to lease to others for any term without regard  to

the  duration of the Trust any real property or part interest  in real property;

           (f)  to delegate to a manager or the holder or holders

of  a  majority interest in any real property or mortgage on real property or in any oil, mineral or gas properties, the management and operation of any part interest in such property or properties

(including the authority to sell such part interests or otherwise carry  out the decisions of such manager or the holder or holders of such majority interest);

           (g) to vote upon any stocks, bonds or other securities

(but  subject to the suspension of any voting rights as a  result of any broker loan or similar agreement and subject further, with respect to the voting of Company Stock, to the provisions of  any

Participating Plan); to give general or special proxies or powers of  attorney  with or without power of substitution; to  exercise any  conversion privileges, subscription rights or other  options and  to  make any payments incidental thereto; to consent  to  or otherwise  participate  in  corporate  reorganizations  or  other

changes   affecting   corporate  securities   and   to   delegate

discretionary  powers and to pay any assessments  or  charges  in connection therewith; and generally to exercise any of the powers of  an  owner with respect to stocks, bonds, securities or  other property;

           (h)  to  organize corporations under the laws  of  any

state  for the purpose of acquiring or holding title to  property

(or,  in  the case of a Directed Fund, to direct the  Trustee  to organize  such  corporations or to appoint an  ancillary  trustee acceptable to the Trustee for such purpose);

          (i) to invest in a fund consisting of securities issued

by corporations and selected and retained solely because of their inclusion  in, and in accordance with, one or more commonly  used indices  of  such  securities, with the  objective  of  providing investment  results  for the fund which approximate  the  overall performance of such designated index;

           (j)  to  enter into any partnership, as a  general  or

limited partner, or joint venture;

           (k)  to  purchase units or certificates issued  by  an

investment company or pooled trust or comparable entity;

          (l) to transfer money or other property to an insurance

company issuing an Insurance Contract;

           (m)  to transfer assets of a Discretionary or Directed

Fund to a common, collective or commingled trust fund exempt from tax under the Code maintained by an Asset Manager or an affiliate of  an  Asset Manager or by another trustee who is designated  by the  Named Fiduciary, to be held and invested subject to  all  of the  terms and conditions thereof, and such trust shall be deemed adopted as part of the Trust and the Participating Plans  to  the extent  that assets of the Trust are invested therein;  provided,

however,  that any transfer from a Directed Fund to  the  General

Trust may be made only with the prior approval of the Trustee and shall be invested only in one or more short term investment funds or  other  special purpose funds established from  time  to  time thereunder; and

           (n)  to  be  reimbursed for the expenses  incurred  in

exercising  any of the foregoing powers or to pay the  reasonable expenses  incurred  by  any agent, manager or  trustee  appointed pursuant hereto.

       7.2.      Additional Powers of Trustee.  In addition,  the

Trustee is hereby authorized:

           (a) to register any securities held in the Master Fund

in  its  own  name or in the name of a nominee and  to  hold  any

securities   in   bearer   form,  and  to  combine   certificates

representing such securities with certificates of the same  issue

held   by  the  Trustee  in  other  fiduciary  or  representative capacities or as agent for customers, or to deposit or to arrange for  the  deposit  of  such securities in any  qualified  central depository even though, when so deposited, such securities may be merged  and  held  in  bulk in the name of the  nominee  of  such depository  with  other  securities deposited  therein  by  other depositors,  or  to  deposit or arrange for the  deposit  of  any securities issued by the United States Government, or any  agency or  instrumentality thereof, with a Federal Reserve Bank, but the books and records of the Trustee shall at all times show that all such investments are part of the Master Fund;

            (b)  to  employ  suitable  agents,  depositories  and

counsel,  domestic  or  foreign, and to charge  their  reasonable expenses and compensation against the Master Fund, and to  confer upon any such depository the powers conferred upon the Trustee by paragraph (a) of this Section 7.2 as well as the power to appoint subagents and depositories, wherever situated, in connection with the retention of securities or other property;

          (c) to borrow money from any source as may be necessary

or  advisable  to effectuate the purposes of the  Trust  on  such terms  and conditions as the Trustee, in its absolute discretion,

may deem advisable;

           (d)  to deposit any funds of the Trust in accounts  or

savings  certificates, which bear a reasonable rate of  interest,

issued  or  maintained by Bankers Trust Company, in its  separate corporate  capacity, or in any other institution affiliated  with

Bankers Trust Company;

           (e) to compromise, compound, submit to arbitration  or

settle  any  debt  or obligation owing to or  from  or  otherwise adjust  all  claims in favor of or against the Master Fund  other than  claims solely affecting the right of any Person to benefits under  a  Participating Plan; to reduce or increase the  rate  of interest  or extend, or otherwise modify, foreclose upon default,

or enforce any such debt or obligation; to sue or defend suits or legal  proceedings to protect any interest in the  Trust  and  to represent  the  Trust in all suits or legal  proceedings  in  any

court  or  before  any  other  administrative  agency,  body   or

tribunal;

           (f) to make any distribution or transfer of assets  as

of  a  Valuation Date authorized under Article  X  or  XI  or  to effectuate  participants' rights under a  Participating  Plan  in cash  or  in kind, or partly in cash or kind, and, in furtherance

thereof,   to  value  such  assets,  which  valuation  shall   be

conclusive and binding on all Persons;

           (g)  upon  the  direction of the Named  Fiduciary,  to

maintain  and  operate one or more market inventory  funds  as  a vehicle  to exchange securities among Discretionary and  Directed

Funds without alienating the property from the Trust;

           (h)  with the consent of the Named Fiduciary, to  loan

securities held in the Master Fund to brokers or dealers or other borrowers under such terms and conditions as the Trustee, in  its absolute discretion, deems advisable, to secure the same  in  any manner permitted by law and the provisions of this Agreement, and during the term of any such loan, to permit the loaned securities to  be transferred into the name of and voted by the borrowers or others,  and,  in  connection with the  exercise  of  the  powers hereinabove granted, to hold any property deposited as collateral by  the  borrower pursuant to any master loan agreement in  bulk,

either  as  provided  in paragraph (a) of  this  Section  7.2  or otherwise,  together  with  the unallocated  interests  of  other lenders, and to retain any such property upon the default of  the

borrower,   whether  or  not  investment  in  such  property   is

authorized  under  this  Agreement, and to  receive  compensation therefor out of any amounts paid by or charged to the account  of the borrower;

           (i)  to enroll the Master Fund in a program maintained

by  Bankers  to  permit  customer's accounts  to  participate  in dividend reinvestment plans offered by issuers of securities held in  accounts,  such as the Master Fund, in order to realize  upon the  discount  from  market  value offered  shareholders  without impact  on the managed assets in the Master Fund, and to  receive compensation therefor (including reimbursement for certain of its out-of-pocket  costs  associated therewith)  out  of  the  income received by the Master Fund from participation in such program;

           (j)  to  hold uninvested cash awaiting investment  and

such  additional  cash balances as it shall  deem  reasonable  or necessary,  without incurring any liability for  the  payment  of interest thereon; and

           (k)  generally, consistent with the provisions of this

Agreement   to  perform  all  acts  (whether  or  not   expressly

authorized  herein) which it may deem necessary and  prudent  for the protection of the assets of the Trust.

      7.3.     Limitation of Powers.  The foregoing provisions of

this  Article  VII shall not be deemed to expand the  permissible investments for any Investment Fund under Section 5.1 or to limit the  Named  Fiduciary's power to restrict the  exercise  of  such powers  by  an  Asset  Manager as provided  in  Section  4.3.  In addition, any powers conferred on the Trustee or any other  Asset

Manager thereunder may be suspended or revoked at any time by the

Named  Fiduciary upon notice to the Asset Manager or the Trustee,

as  the case may be.  Any oral notice hereunder shall be promptly confirmed  in  writing to the Trustee and the Asset Manager,  but the  Trustee  shall have no responsibility hereunder  unless  and until it has received notice in accordance with Section 15.6.



                          ARTICLE VIII

                 Records and Accounts of Trustee

       8.1.      Records.   The Trustee shall keep  accurate  and

detailed accounts of all investments, receipts, disbursements and other transactions in the Master Fund and all accounts, books and records relating thereto shall be open to inspection and audit at all  reasonable times during normal business hours by any  Person designated by the Named Fiduciary.

      8.2.     Annual Account.  Within ninety (90) days following

the  close of each Accounting Period, the Trustee shall file with the  Account  Party, in accordance with Section 15.6,  a  written account  setting  forth  the receipts and  disbursements  of  the

Master  Fund and the investments and other transactions  effected by it upon its own authority or pursuant to the directions of any

Person as herein provided during the Accounting Period.

       8.3.     Periodic Account.  If so required by the terms of

any  Participating  Plan  and agreed to by  the  Trustee,  within thirty  (30)  days  following the close of each  calendar  month,

calendar  quarter or other time period (but not  more  frequently than  monthly) the Trustee shall provide the Account Party  with,

in  accordance with Section 15.6, a written account for any  such

Participating  Plan, setting forth the receipts and disbursements of  the  Master  Fund and the investments and other  transactions effected  by  it  upon  its  own authority  or  pursuant  to  the directions  of any Person as herein provided during such  period;

provided, however, that such written account shall be limited  to an  accounting of investments and transactions in the Master Fund and shall not affect the responsibilities of the parties, if any,

under Section 2.5 herein.

       8.4.      Account Stated.  Upon the expiration  of  ninety

(90)  days  from the date of filing its annual account  with  the

Account  Party,  the  Trustee  shall  be  forever  released   and

discharged from all liability and further accountability  to  the

Company,  the Account Party or any other Person with  respect  to the accuracy of such accounting and the propriety of all acts and failures to act of the Trustee reflected in such account,  except with  respect  to any such acts or transactions as to  which  the

Account  Party  shall, within such 90-day period, file  with  the

Trustee specific written objections.

      8.5.     Judicial Accountings.  Nothing herein shall in any

way  limit  the Trustee's right to bring any action or proceeding in a court of competent jurisdiction to settle its account or for such other relief as it may deem appropriate.

       8.6.      Necessary  Parties.  Except to the  extent  that

Sections 502 and 504 of ERISA may provide otherwise, in order  to protect the Master Fund from the expense of litigation, no Person other  than  the  Company  shall be  a  necessary  party  in  any proceeding  under  Section  8.5 or may  require  the  Trustee  to account  or may institute any other action or proceeding  against the Trustee or the Trust.



                           ARTICLE IX

                Compensation, Taxes and Expenses

       9.1.     Compensation and Expenses.  Any expenses incurred

by  the  Trustee  in  connection with its administration  of  the

Master  Trust  including,  but not limited  to,  fees  for  legal services  rendered  to the Trustee (whether or  not  rendered  in connection  with  a judicial or administrative proceeding),  such compensation to the Trustee as shall be agreed upon from time  to time  between the Trustee and an officer of the Company, and  all other  proper charges and disbursements of the Trustee, shall  be paid  from the Master Fund, unless paid by the Company.  Anything in  the  preceding sentence to the contrary notwithstanding,  the

Company  shall  reimburse  the Trustee  for  any  such  fees  and expenses if for any reason such expenses are not paid out of  the

Master   Fund.    The  Trustee's  entitlement  to   reimbursement

hereunder shall not be affected by the resignation or removal  of

the  Trustee  or  by  the termination of the  Trust.   The  Named

Fiduciary may direct the Trustee to pay from the Master Fund  any

other  administration  expenses of a  Participating  Plan.   Each

direction to the Trustee under this Section and Section 9.3 shall constitute  a  certification by the  Named  Fiduciary  that  such direction is in accordance with applicable law, the terms of  any relevant Participating Plan and the terms of this Agreement,  and the Trustee shall have no duty to make any independent inquiry or investigation as to any of the foregoing before acting upon  such direction, or to see to the application of any moneys paid over.

       9.2.     Taxes.  All taxes of any and all kinds whatsoever

that  may  be  levied or assessed under existing or future  laws,

domestic  or foreign, upon the Master Fund or the income  thereof shall be paid from the Master Fund.

       The  Trustee shall notify the Named Fiduciary of any taxes that may be assessed. In the event that the Named Fiduciary shall determine that the taxes are not lawfully assessed, it may  elect to direct the Trustee at the expense of the Trust, or may itself,

contest such assessment.

       9.3.      Allocation.  Any tax or expense  paid  from  the

Master  Fund hereunder which is determined by the Named Fiduciary to  be specifically allocable to one or more Investment Funds  or

Participating Plans, as the case may be, shall be charged against such Investment Funds or the Share of such Participating Plan  or

Plans,  in  such proportions as the Named Fiduciary shall  direct

the  Trustee.   Any  expense which is allocable  to  all  of  the

Investment  Funds  or  all of the Participating  Plans  shall  be charged against the Master Fund as a whole.



                            ARTICLE X

                Resignation or Removal of Trustee

       10.1.     Resignation  or Removal.   The  Trustee  may  be

removed by the Company at any time upon ninety (90) days'  notice in  writing to the Trustee.  The Trustee may resign at  any  time upon ninety (90) days' notice in writing to the Company.

       10.2.    Designation of a Successor.  Upon the removal  or

resignation  of the Trustee, the Company shall either  appoint  a successor  trustee who shall have the same powers and  duties  as those  conferred upon the Trustee hereunder, and upon  acceptance of  such appointment by the successor trustee, the Trustee  shall assign,  transfer and pay over the Master Fund to such  successor trustee,  or  the  Company shall direct the  Trustee  to  assign,

transfer  and  payover the Master Fund to one or  more  insurance

companies   pursuant  to  insurance  contracts  issued   to   the

Participating Plans.  If, for any reason, the Company  cannot  or does not act promptly to appoint a successor trustee or designate an  insurance company in the event of the resignation or  removal of  the  Trustee, the Trustee may apply to a court  of  competent

jurisdiction  for  the appointment of a successor  trustee.   Any

expenses incurred by the Trustee in connection therewith shall be charged  to  and  paid  from the Master Fund  as  an  expense  of administration.

       10.3      Reserve for Expenses.  The Trustee is authorized

to  reserve such amount as to it may deem advisable for  payments of its fees and expenses in connection with the settlement of its account  or otherwise, and any balance of such reserve  remaining after the payment of such fees and expenses shall be paid over in

accordance  with the directions of the Company under  10.2.   The

Trustee  is  authorized to invest such reserves in any investment authorized under the terms of this Agreement appropriate for  the temporary investment of cash reserves of trusts.



                           ARTICLE XI

                Withdrawal of Participating Plans

       11.1.    Event of Withdrawal.  Upon receipt of notice from

the   Company   of   the  termination  (including   any   partial

termination)  and distribution of the assets of  a  Participating

Plan  or  of  the withdrawal of any Participating Plan,  or  part thereof, from the Trust, the Trustee shall segregate the share of the  assets  of  the Master Fund allocable to such  Participating

Plan,  or  part  thereof, and shall dispose  of  such  assets  in accordance with the directions of the Company.

       11.2.     Disqualification.  The  Company  shall  promptly

notify  the  Trustee if any Participating Plan  has  been  or  is likely to be disqualified under Section 401 of the Code.  In that event, the Share of such Participating Plan shall be treated as a

Plan withdrawn pursuant to Section 11.1.

       11.3.     Approval of Appropriate Agencies.   The  Trustee

may, in its absolute discretion, condition delivery, transfer  or distribution of any assets withdrawn from the Master  Fund  under

this   Article   XI  upon  the  Trustee's  receiving   assurances

satisfactory  to it that any notice which may be required  to  be given  under  ERISA or the Code to any Person, the Department  of

Labor or the Internal Revenue Service has been given, or that any filing  which  is  required  to  be  made  to  determine  that  a termination has not affected the qualification of a Participating

Plan has been made, and that any plan to which such assets are to be  transferred is a qualified plan under Section 401(a)  of  the

Code.    The   Trustee  shall  not  be  responsible   under   any

Participating  Plan  to give any such notice  or  make  any  such filings or maintain any records required under ERISA or the Code,

all  of  which,  for  purposes of this Agreement,  shall  be  the responsibility of the Company.



                           ARTICLE XII

                    Amendment or Termination

       12.1.     Amendment.  Subject to Section 1.4, the  Company

reserves the right at any time and from time to time to amend, in whole  or in part, any or all of the provisions of this Agreement by  notice thereof in writing delivered to the Trustee; provided,

however,  no  amendment  which  affects  the  rights,  duties  or responsibilities  of the Trustee may be made  without  its  prior written consent.

       12.2.    Termination.  Subject to Section 1.4, the Company

reserves  the  right  to terminate this Agreement  by  notice  in

writing  thereof  delivered to the  Trustee.   In  the  event  of

termination, the Trustee shall dispose of the Master Fund,  after the  payment  of  or  other provision for  all  of  its  expenses

(including  any  compensation  to  which  the  Trustee   may   be

entitled), all in accordance with the written directions  of  the

Company.  In the event that termination results from the  removal of  the  Trustee  or  the withdrawal of all of the  Participating

Plans,  then such disposition shall be implemented in  accordance with  the  provisions of Article X or Article XI as the case  may

be.

       12.3.    Trustee's Authority to Survive Termination. Until

the  final  distribution of the Master Fund,  the  Trustee  shall continue  to  have  and  may  exercise  all  of  the  powers  and discretions conferred upon it by this Agreement.



                          ARTICLE XIII

                          Tender Offers

       13.1.     In General.  In the event that any person (other

than  the  Company or any affiliate thereof) shall make a  public offer  for  Company  Stock held in the  Common  Stock  Fund,  the

Company  undertakes to provide promptly a copy of the offer,  and any  other  material information concerning such offer,  to  each

Participating  Plan participant (including, for the  purposes  of this Article XIII, any beneficiary of a deceased participant) who has  an  interest  in  the Common Stock  Fund  with  a  form  for furnishing  to the Trustee timely instructions as to whether  the

Company Stock allocated to participants' accounts for purposes of this Article XIII should be tendered.  Each participant may elect that  all,  but not less than all, of the Company Stock allocated to  his  account be tendered by the Trustee on his  behalf.  Upon timely  receipt of instructions from a participant to so  tender,

the Trustee shall tender all such Company Stock allocated to such participant's account.  Any Company Stock held by the Trustee  as

to   which  it  receives  either  no  instruction  or  incomplete instructions  from a participant to whose account such  stock  is allocated shall not be tendered.  In the event that participants'

instructions  cannot otherwise be returned to the  Trustee  in  a timely  fashion, the Company agrees to collect and tabulate  such instructions  in  a  manner that will assure a  confidential  and

accurate  tabulation  and  timely tender  by  the  Trustee.   Any

securities or other property received by the Trustee as a  result of  having tendered Company Stock, as hereinabove provided, shall be held, and any cash so received shall be invested in short term investments, pending any further action which the Trustee may  be

required   or   directed   to  take   pursuant   to   the   Plan.

Notwithstanding  anything  in this  Agreement  to  the  contrary,

during  the  period  of any public offer for Company  Stock,  the

Trustee  shall  refrain from making purchases  of  Company  Stock

under  this  Agreement.   In  addition  to  any  compensation  or

expenses  provided  under  Section  9.1,  the  Trustee  shall  be entitled to reasonable compensation and reimbursement for its out-

of-pocket  expenses for any services attributable to  the  duties and responsibilities described in this Section 13.1.

       13.2.     Trustee's Indemnification.  In addition  to  any

other claims the Trustee may have under this Agreement or by law,

the  Company  hereby agrees to hold the Trustee harmless  and  to indemnify  the  Trustee  from and against  any  and  all  losses,

claims,  damages, liabilities or expenses whatsoever  (including,

but  not limited to, any and all expenses reasonably incurred  in investigating, preparing or defending against any  litigation  or proceeding,  commenced or threatened, or any  claim  whatsoever),

(a)  arising out of, relating to or in connection with any public offer  of the kind referred to above, whether in respect  of  the solicitation  of directions from Participating Plan participants,

or  tabulating,  reporting  or acting  upon  such  directions  or otherwise,  or  (b)  arising out of  or  based  upon  any  untrue

statement   or   alleged  untrue  statement  contained   in   any

instrument,  document or other material furnished by  or  through the Company to Participating Plan participants, or otherwise used by  the  Company or authorized by it for use in respect  of,  any such public offer or arising out of or based upon an omission  or alleged  omission to state a material fact required to be  stated

or  necessary to make other statements made in any such  material not  misleading,  except, solely in the case  of  indemnification pursuant  to clause (a), for a loss, claim, damage, liability  or

expense  primarily  attributable  to  the  bad  faith  or   gross

negligence of the Trustee.

                           ARTICLE XIV

                           Authorities

        14.1.     Company.   Whenever  the  provisions  of   this

Agreement specifically require or permit any action to  be  taken by  "the Company", such action must be authorized by the Board of

Directors.   Any resolution adopted by the Board of Directors  or

other  evidence of such authorization shall be certified  to  the

Trustee by the Secretary or an Assistant Secretary of the Company

under  corporate  seal,  and  the  Trustee  may  rely  upon   any

authorization so certified until revoked or modified by a further action  of  the  Board of Directors similarly  certified  to  the

Trustee.

       14.2.    Subsidiary or Affiliate.  Any action required  or

permitted  to  be taken under this Agreement by a  subsidiary  or affiliate of the Company shall be given by the Board of Directors thereof in the manner described in Section 14.1.

       14.3.    Named Fiduciary and Committee.  The Company shall

furnish  the Trustee from time to time with a list of  the  names and signatures of all Persons (other than the Company) authorized hereunder: (i) to receive accountings under Section 1.2(a);  (ii)

to   act   as  a  Named  Fiduciary;  (iii)  as  members  of   the

Administrative  Committee; or (iv) in any  manner  authorized  to issue  orders, notices, requests, instructions and objections  to

the  Trustee  pursuant to the provisions of this Agreement.   Any

such list and the form of the instructions shall be certified  to the  Trustee  by the Secretary or an Assistant Secretary  of  the

Company  (or  by the Secretary or an Assistant Secretary  of  any

subsidiary  or affiliate of the Company which, in the opinion  of counsel to the Company, has not delegated that authority  to  the

Company) and may be relied upon for accuracy and completeness  by

the  Trustee.   Each  such  Person shall  thereupon  furnish  the

Trustee  with  a  list  of  the names  and  signatures  of  those individuals, if any, who are authorized, jointly or severally  or otherwise,  to  act for such Person hereunder,  and  the  Trustee shall be fully protected in acting upon any notices or directions received from any of them.

       14.4.     Investment Manager.  The Named  Fiduciary  shall

cause each Investment Manager to furnish the Trustee from time to time with the names and signatures of those persons authorized to direct the Trustee on its behalf hereunder.

        14.5.     Form  of  Communications.   Any  agreement   or

understanding  between the Company and any Person  (including  an

Investment  Manager) or any other provision of this Agreement  to the  contrary notwithstanding, all notices, directions and  other communications  to  the Trustee shall be in writing  or  in  such other  form,  including transmission by electronic means  through the facilities of third parties or otherwise, specifically agreed to  in  writing  by  the  Trustee.  The Trustee  shall  be  fully protected  in  acting  in  accordance therewith,  but  shall  not thereby assume responsibility for the failure or breakdown of any such  means  of  communication not due to its own  negligence  or willful misconduct.

      14.6.    Continuation of Authority.  The Trustee shall have

the  right  to  assume, in the absence of written notice  to  the contrary,  that no event constituting a change in the composition or  authority  of  the  Named  Fiduciary  or  membership  of  the

Administrative  Committee or terminating  the  authority  of  any

Person, including any Investment Manager, has occurred.

       14.7.     No  Obligation to Act on Unsatisfactory  Notice.

The Trustee shall incur no liability under this Agreement for any failure  to  act pursuant to any notice, direction or  any  other communication  from  any Asset Manager, the  Company,  the  Named

Fiduciary, the Administrative Committee, or any other  Person  or the  designee  of  any  of them unless and until  it  shall  have received instructions in form specified in this Article XIV.



                           ARTICLE XV

                       General Provisions

      15.1.    Governing Law.  To the extent that state law shall

not  have been preempted by the provisions of ERISA or any  other law  of  the United States heretofore or hereafter enacted,  this

Agreement shall be administered, construed and enforced according to the laws of the State of New York.

       15.2.     Entire  Agreement.   The  Trustee's  duties  and

responsibilities  to  any  Participating  Plan  or   any   Person

interested  therein  shall be limited to those  specifically  set forth in this Agreement.  No amendment to any Participating  Plan or  agreement or instrument affecting any Participating  Plan  or

any   other  document  shall  affect  the  Trustee's  duties   or

responsibilities hereunder without its prior written consent.

      15.3.    Mistake.  No mistake made in good faith and in the

exercise of due care in connection with the administration of the

Master  Fund  shall  be deemed to be a breach  of  the  Trustee's duties  if, promptly after discovery of the mistake, the  Trustee takes whatever action may be practicable in the circumstances  to remedy the mistake.

       15.4.      Reliance on Experts.  The Trustee  may  consult

with  experts  (who  may  be  experts employed  by  the  Company)

including    legal   counsel,   appraisers,   pricing   services,

accountants  or  actuaries, selected by it  with  due  care  with respect to the meaning and construction of this Agreement or  any provision  hereof, or concerning its powers and duties hereunder,

and  shall be protected for any action taken or omitted by it  in good faith pursuant to or on the basis of the opinion of any such expert.

       15.5.     Successor  to the Trustee.   Any  successor,  by

merger  or otherwise, to substantially all of the trust  business of  Bankers shall automatically and without further action become the  Trustee  hereunder, subject to all the terms and  conditions and entitled to all the benefits and immunities hereof.

       15.6.     Notices.  All notices, reports, annual  accounts

and  other  communications from the Trustee to the  Company,  the

Named Fiduciary, Administrative Committee, Investment Manager, or

any  other  Person  shall be deemed to have been  duly  given  if mailed,  postage prepaid, or delivered in hand to such Person  at its  address  appearing  on the records  of  the  Trustee,  which address  shall  be  filed with the Trustee at  the  time  of  the establishment  of the Trust and shall be kept current  thereafter by  the  Named  Fiduciary.  All directions, notices,  statements,

objections  and  other  communications to the  Trustee  shall  be deemed  to  have been given when received by the Trustee  at  its offices in the form provided in Article XIV.

      15.7.    Plan Documents.  The Named Fiduciary shall provide

the  Trustee  with complete, current copies of all  Participating

Plans  and  the  most recent tax qualification  letters  relative

thereto.   The Trustee shall be entitled to rely upon  the  Named

Fiduciary's  attention to this obligation and shall be  under  no duty  to  inquire  of  any  Person as to  the  existence  of  any documents not provided hereunder.

       15.8.     No  Waiver; Reservation of Rights.  The  rights,

remedies,   privileges  and  immunities  expressed   herein   are

cumulative  and  are  not exclusive, and  the  Trustee  shall  be entitled  to  claim  all other rights, remedies,  privileges  and immunities to which it may be entitled under applicable law.

       15.9      Descriptive  Headings.   The  captions  in  this

Agreement  are solely for convenience of reference and shall  not define or limit the provisions hereof.

       15.10    Spendthrift Provision.  Except as may be required

by  law,  no  interest or claim of interest of any  kind  of  any participant  in  any Participating Plan under the  provisions  of this  Trust is assignable, nor may any such interest or claim  be subject  to  garnishment, attachment, execution or  levy  of  any kind,  and  no  attempt to transfer, assign, pledge or  otherwise encumber  or  dispose  of such interest  by  act  of  the  Person involved or by operation of law will be recognized.



                           ARTICLE XVI

                     Undertaking by Company

        16.1.      Undertaking.   In  consideration  of  Bankers'

agreeing to enter into this Agreement, the Company hereby  agrees to  hold  harmless  Bankers, individually  and  as  Trustee,  and

Bankers' directors, officers, and employees, from and against all amounts,  including without limitation taxes, expenses (including reasonable counsel fees), liabilities, claims, damages,  actions,

suits  or other charges, incurred by or assessed against Bankers,

individually  or  as  Trustee,  or  its  directors,  officers  or employees  (i)  as  a direct or indirect result  of  any  act  or omission of any predecessor trustee or fiduciary appointed  under any  Participating Plan; (ii) as a direct or indirect  result  of anything done in good faith, or alleged to have been done, by  or on  behalf  of  Bankers in reliance upon the  directions  of  any

Investment Manager, the Administrative Committee, the Company, or

the  Named  Fiduciary, or anything omitted to  be  done  in  good faith,  or alleged to have been omitted, in the absence  of  such directions;  or  (iii)  as a direct or  indirect  result  of  the failure  of  the  Company, the Administrative Committee,  or  the

Named Fiduciary, directly or indirectly, to adequately, carefully and  diligently  discharge  its fiduciary  responsibilities  with respect to the Participating Plans.

       16.2.     Limitation on Undertaking.  Anything hereinabove

to  the  contrary  notwithstanding, the  Company  shall  have  no responsibility  to Bankers under Section 16.1  (ii)  or  (iv)  if

Bankers knowingly participated in or knowingly concealed any  act or omission of any Person described therein knowing that such act or  omission  constituted  a breach of  such  Person's  fiduciary responsibilities,  or  if Bankers fails to  perform  any  of  the duties specifically undertaken by it under the provisions of this

Agreement in the manner herein provided, or if Bankers  fails  to act  in  conformity  with  duly given and  authorized  directions hereunder.

       16.3.     Waiver of Defense.  The Company expressly waives

and shall be forever estopped from asserting as a defense against

Bankers, or any of its directors, officers or employees,  in  any action to enforce this undertaking that any one of them failed to discharge  any obligation he, she or it may have or to be  deemed

to   have  had  under  any  statute  governing  the  conduct   of

fiduciaries in following the directions of the Company, the Named

Fiduciary or Administrative Committee, the Investment Manager  or

any  Person duly authorized to act for any of them under  Article

XIV.

       16.4.     Survival  of Undertakings.  The Company  further

agrees  that the undertakings made in this Article XVI  shall  be

binding   on   its  successors  or  assigns  and  shall   survive

termination, amendment or restatement of this Agreement,  or  the resignation  or  removal of the Trustee, and  that  this  Article shall  be  construed as a contract between the  Company  and  the

Trustee according to the laws of the State of New York in  effect from time to time.

       IN  WITNESS  WHEREOF, the parties hereto have caused  this

Agreement  to be executed by their respective officers  thereunto duly  authorized and their corporate seals to be hereunto affixed and attested to as of the day and year first above written.







                           AMOCO FABRICS AND FIBERS COMPANY




                            By  G. W. SOWELL
                                Controller
                                (Title)






                           BANKERS TRUST COMPANY




                             By WAYNE TSE
                                Vice President
                                (Title)

STATE OF NEW YORK     )
                      ) ss.  :
COUNTY OF NEW YORK    )



           On the 8 day of DECEMBER, in the year one thousand nine hundred and ninety five, before me personally came WAYNE TSE to me known, who being by me duly sworn, did depose and say: that he/she resides in NEW HYDE PARK, NY; that he/she is the VICE PRESIDENT of
BANKERS TRUST COMPANY, the corporation described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.




                                ALLISON O. TAYLOR
                                  Notary Public

                                                      ALLISON O. TAYLOR
                                             Notary Public, State of New York
                                                   No. 31-5008595
                                              Qualified in New York County
                                         Commission Expires February 22, 1997


STATE OF NEW YORK     )
                      ) ss.  :
COUNTY OF NEW YORK    )


           On the 14th day of DECEMBER, in the year one thousand nine hundred and ninety five, before me personally came
G. W. SOWELL to me known, who being by me duly sworn, did depose and say: that he/she resides in COBB; that he/she is the CONTROLLER of the AMOCO FABRICS & FIBERS CO,
 the corporation described in and  which
executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.




                                MILDRED W. HERRINGTON
                                   Notary Public

                                                   MILDRED W. HERRING
                                                   NOTARY PUBLIC
                                                   COBB COUNTY
                                                   GEORGIA
                                                   EXPIRES Dec. 17, 1995

                           APPENDIX A



Participating Plans in the Amoco Fabrics and Fibers Company
Master Trust:


1.   Amoco Fabrics and Fibers Company Hourly 401(k) Savings Plan

2.   Amoco Fabrics and Fibers Company Salaried 401(k) Savings
  Plan

                           APPENDIX B



Investment funds the Master Fund is held and invested in:


1.   Bankers Trust Company's Money Market Fund

2.   Bankers Trust Company's Balanced Fund

3.   Bankers Trust Company's Equity Index Fund

4. A fund consisting of the Common Stock of Amoco Corporation purchased by the Trustee or distributed by the Company to the extent permitted by the Participating Plans.